Exhibit 10.3

CONTRACT OF SALE

THIS CONTRACT OF SALE (this “Contract”) is made and entered into as of the 10th day of October, 2012, by and between GRANITE WESTCHASE PARTNERS, LTD., a Texas limited partnership (“Seller”), and FSP WESTCHASE LLC, a Delaware limited liability company (“Purchaser”), upon the following terms and conditions:

1.             Agreement of Sale and Purchase.  For and in consideration of the premises, undertakings and mutual covenants of the parties set forth herein, Seller hereby agrees to sell and convey unto Purchaser, and Purchaser hereby agrees to purchase and take from Seller, all of the following described property (collectively the “Property”):

(a)           Land:  Fee simple title to that certain parcel or parcels of land known as 10370 and 10350 Richmond Avenue (the “Land”) located in the City of Houston, Harris County, Texas, being more particularly described in Exhibit A annexed hereto, together with any right, title and interest of Seller in and to any easements, rights-of-way or other rights appurtenant thereto, including any and all mineral rights, development rights, water rights and the like.

(b)           Improvements:  All improvements, structures and fixtures located on the Land, including, without limitation, those certain office buildings and parking improvements located thereon commonly known as Granite Westchase I and Granite Westchase II (each a “Building”, and collectively, the “Buildings”) all of the foregoing being collectively referred to as the “Improvements”).

(c)           Personal Property:  All machinery, equipment, fixtures, signage and other personal property of every kind and character owned by Seller and located upon and used in connection with the Land or the Improvements, including, without limitation, the items set forth on Exhibit H attached hereto (collectively, the “Personal Property”).

(d)           Intangible Property:  All intangible property now or hereafter owned or held by Seller in connection with the Land, the Improvements or the Personal Property, to the extent same is assignable or transferable, including, but not limited to, any interest of Seller in and to the following (collectively, the “Intangible Property”):

(i)            the owner’s interest under all maintenance, service or supply contracts and agreements (collectively, the “Service Contracts”), but only to the extent that Purchaser either elects or is required to assume such Service Contracts pursuant to this Contract;

(ii)           the lessor’s interest under all rental agreements and leases covering all or any part of the Property (the “Leases”), and all security deposits or like payments paid by tenants pursuant to the Leases;

(iii)          to the extent transferable, all assignable existing permits, consents, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, as well as the owner’s interest under all construction, development and design contracts entered into in connection with the construction of the Improvements to the extent

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approved in writing by Purchaser and all transferable warranties, guarantees and bonds relating to the Land, Improvements, or Personal Property or the acquisition, construction, fabrication or installation thereof;

(iv)          developer’s, declarant’s, or owner’s interest under any operating agreements, reciprocal easement agreements, utility agreements or other similar agreements affecting the Land or the Improvements;

(v)           all licenses, permits, applications, authorizations, certificates of occupancy, governmental approvals and other entitlements relating to the Property or the operation thereof (collectively, the “Permits”); and

(vi)          all environmental reports and studies, engineering data such as soil tests and heating and mechanical calculations, site plans, plans and specifications and floor plans, landscape plans, and other plans and studies relating to the Property or any part thereof (collectively, the “Plans and Studies”); and

(vii)         all of Seller’s rights, title and interest (if any) in and to the specific trademarks “Westchase I” and “Westchase II”, but not to any trademarks containing, or any other rights to, the name “Granite”.

2.             Purchase Price.  The purchase price (the “Purchase Price”) for the Property shall be the sum of $154,750,000.00, which shall be payable at the Closing (hereinafter defined) by wire transfer or other immediately available funds.

3.             Earnest Money and Title Company.

(a)           Within three (3) business days after the Effective Date, Purchaser shall deposit in escrow with First American Title Insurance Company, 2626 Howell, 10th Floor, Dallas, Texas 75204, Attention: Peter Graf (“Escrow Agent”), the sum of $1,500,000.00 (the “Earnest Money Deposit”).  The Earnest Money Deposit and any other funds deposited by Purchaser hereunder shall be held by the Title Company in a federally insured interest-bearing money market demand deposit account with all interest accruing thereon to become a part of the Earnest Money Deposit.  The Earnest Money Deposit shall be applied at the Closing toward the payment of the Purchase Price.  If, however, this Contract fails to close, the Earnest Money Deposit shall be delivered to Seller or returned to Purchaser by the Title Company as elsewhere provided herein.  If Purchaser does not deliver the Earnest Money Deposit to the Title Company prior to the date required above, Seller may terminate this Contract by written notice to Purchaser at any time thereafter prior to Purchaser’s depositing the Earnest Money Deposit with the Title Company, in which event the parties hereto shall have no further obligations hereunder. Within one (1) business day following the expiration of the Inspection Period, Purchaser shall deposit in escrow an additional sum of $1,500,000.00 (the “Additional Earnest Money Deposit”), and upon deposit of same, the Additional Earnest Money Deposit shall for all purposes be considered part of the Earnest Money Deposit hereunder.

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If at any time the Escrow Agent receives a certificate of either Seller or Purchaser (for purposes of this Section 3, the “Certifying Party”) stating that:  (a) the Certifying Party is entitled to receive the Earnest Money Deposit pursuant to the terms of this Contract, and (b) a copy of the certificate was delivered as provided herein to the other party (for purposes of this Section 3, the “Other Party”) prior to or contemporaneously with the giving of such certificate to the Escrow Agent, then, unless the Escrow Agent has then previously received, or receives within three (3) business days after receipt of the Certifying Party’s certificate, contrary instructions from the Other Party, the Escrow Agent, within one (1) business day after the expiration of the foregoing three (3) business day period, will deliver the Earnest Money Deposit  to the Certifying Party, and thereupon the Escrow Agent will be discharged and released from any and all liability hereunder.  If the Escrow Agent receives contrary instructions from the Other Party within three (3) business Days following the Escrow Agent’s receipt of said certificate, the Escrow Agent will not so deliver the Earnest Money Deposit, but will continue to hold the same pursuant hereto.  Notwithstanding the foregoing, the Escrow Agent shall immediately release the Earnest Money Deposit to Purchaser upon demand at any time prior to the expiration of the Inspection Period and Escrow Agent shall immediately release to Purchaser any other Purchase Price funds deposited by Purchaser under this Contract at any time upon demand.

Except as may otherwise be required by law or by this Contract, the Title Company and Escrow Agent will maintain in strict confidence and not disclose to anyone the existence of this Contract, the identity of the parties hereto, the amount of the Purchase Price, the provisions of this Contract or any other information concerning the transactions contemplated hereby, without the prior written consent of Purchaser and Seller in each instance.

(b)           Concurrently with and in consideration for the acceptance of this Contract by Seller, Purchaser has paid to Seller a fee (the “Independent Consideration Fee”) of $100.00, and in the event this Contract is determined to be unenforceable or void as a mutually binding contract by reason of the existence of any condition, the indefiniteness of any provision, the lack of mutuality, or any approval, election or discretion of Purchaser with respect to any contingency or other matter, then the Independent Consideration Fee shall be considered adequate consideration for, and this Contract shall be construed as, an option to purchase enforceable in accordance with the terms set forth herein.

4.             Survey and Title Commitment.

(a)           Within three (3) days after the Effective Date, Seller, at Seller’s sole cost and expense, shall furnish to Purchaser and Republic Title of Texas, Inc., 2626 Howell, 10th Floor, Dallas, Texas 75204, Attention:  Patti Windle (Phone: 214-855-8888) (the “Title Company”), Seller’s existing survey (the “Survey”) of the Land.

(b)           Within three (3) days after the Effective Date, Seller, at Seller’s sole cost and expense, shall cause the Title Company to furnish to Purchaser a Commitment for an Owner’s Policy of Title Insurance (the “Commitment”) issued by First American Title Insurance Company to Purchaser, which shall (A) be on the standard printed form prescribed by the Texas State Board of Insurance for the issuance of an Owner’s Policy of Title Insurance (the “Title

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Policy”), (B) be in the amount of the Purchase Price, (C) set forth all exceptions or objections to the title to the Property that will appear in the Title Policy to be issued to Purchaser at the Closing, and (D) be accompanied by legible certified or recordation copies of any instruments of record creating such exceptions or objections to the title to such Property (the “Exception Documents”).

(c)           During the Inspection Period, Purchaser shall have the right, at its sole cost and expense, to obtain an updated survey of the Land and Improvements (any such survey, the “Updated Survey”).  For a period of ten (10) days following the date on which Purchaser has received the last of the Updated Survey and the Commitment (collectively, the “Title Documents”), but in any event no later than the date which is five (5) days prior to the expiration of the Inspection Period (such period being referred to as the “Title Examination Period”), Purchaser shall have the right to examine the same. If after such examination, Purchaser determines that the title to or condition of the Property as reflected by any of the Title Documents is unacceptable to Purchaser, Purchaser shall notify Seller in writing of Purchaser’s objections thereto (the “Objection Notice”).  If Purchaser so notifies Seller before the expiration of the Title Examination Period, Seller may, but shall not be obligated to, undertake to eliminate or modify such unacceptable matters to the reasonable satisfaction of Purchaser.  In the event Seller is unable or unwilling to effectuate the elimination or modification of such matters, Seller shall notify Purchaser in writing of same (the “No-Cure Notice”) within five (5) days after receipt of the Objection Notice, whereupon Purchaser may, within five (5) days after receipt of the No-Cure Notice, by written notice to Seller, terminate this Contract, in which event the Earnest Money Deposit and any other funds deposited by Purchaser under this Contract shall be returned to Purchaser and thereafter neither Seller nor Purchaser shall have any further duties or obligations hereunder.  Purchaser shall be conclusively deemed to have accepted such title as Seller can deliver pursuant to the Survey and the Commitment if Purchaser fails to object to same prior to the end of the Title Examination Period or if Purchaser fails to terminate this Contract within five (5) days after receipt of the No-Cure Notice.  All matters approved or deemed approved by Purchaser pursuant to this Section 4 shall hereinafter be referred to as the “Permitted Exceptions”.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, PURCHASER’S RIGHT TO TERMINATE THIS CONTRACT PURSUANT TO THIS SECTION 4(c) SHALL EXPRESSLY TERMINATE UPON THE EXPIRATION OF THE INSPECTION PERIOD, WHEREUPON PURCHASER’S APPROVAL OF THE COMMITMENT AND THE SURVEY SHALL BECOME ABSOLUTE AND ALL ITEMS REFERENCED THEREIN SHALL BE CONSIDERED “PERMITTED EXCEPTIONS”.  Notwithstanding the foregoing, Seller shall be obligated to cure all monetary liens created by, through or under Seller or any agent, representative or affiliate of Seller, and to further cause the following items to be deleted from the Title Policy (by bonding or other method satisfactory to Purchaser; provided that if Purchaser is not satisfied with such bonding or other method, Purchaser shall have the right to terminate the Contract and receive a refund of the Earnest Money Deposit and any other funds deposited by Purchaser under this Contract): (i) any mortgage, deed to secure debt, deed of trust, security interest or similar security instrument entered into by Seller encumbering all or any part of the Property (the “Mortgages”), (x) any mechanic’s, materialman’s or similar lien arising by, through or under Seller or any agent, representative or affiliate of Seller (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees), (y) the lien of ad valorem real or

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personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, and (z) any judgment of record for the payment of money against Seller in a county or other applicable jurisdiction in which any of the Property is located, any liens arising by, through or under Seller or any agent, representative or affiliate of Seller of a definite and ascertainable amount and other matters arising by, through or under Seller or any agent, representative or affiliate of Seller which may be cured by the payment of a fixed amount.

5.             Inspections/Investigations and Defeasance.

(a)           Within three (3) business days after the Effective Date, Seller shall deliver to Purchaser or make available to Purchaser at the Property the following additional items (collectively, the “Inspection Documents”):

(i)            true and correct copies of the Service Contracts currently existing with respect to all or any part of the Property and copies of all warranties and guarantees (collectively, the “Warranties”) covering any equipment, machinery or other Personal Property or fixtures situated in or on the Property (to the extent terminable without penalty, Seller shall, unless Purchaser elects otherwise, terminate all of the Service Contracts prior to the Closing; otherwise, Purchaser shall assume the Service Contracts at the Closing);

(ii)           true and correct copies of the Leases and all amendments and modifications thereto and “acceptance of premises” letters, if any;

(iii)          a Rent Roll (herein so called), including delinquency report(s), with respect to the Property and with respect to each tenant occupying or leasing space in the Improvements, prepared as of the first day of the month in which this Contract is executed, which Rent Roll shall be the same as is prepared for Seller’s internal use, (at Closing, Seller shall provide Purchaser with an updated Rent Roll dated not earlier than five (5) days prior to the Document Delivery Date);

(iv)          true and correct copies of the Plans and Studies in the possession of Seller;

(v)           true and correct copies of the tax statements/bills covering the Property for the past three years, together with copies of any abatement filings;

(vi)          a complete, itemized and detailed inventory of the Personal Property, if any;

(vii)         true and correct copies of any existing option contracts, construction contracts and architectural contracts relating to all or any portion of the Property;

(viii)        a schedule of all current or pending litigation and claims, if any, respecting the Property or any part thereof, together with a brief description of each such proceeding or claim;

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(ix)          Operating statements for the Property reflecting for the past three full calendar years and the current year (through the end of the month immediately preceding the month in which this Contract is finally executed) (A) ad valorem taxes for the City, County and State; (B) annual insurance premiums for such years for fire, extended coverage, workman’s compensation, vandalism, and malicious mischief, general liability, rents, and other forms of insurance shown thereon to the extent that Seller maintains separate insurance policies for the Property; (C) expenses incurred for such period for water, electricity, natural gas and other utility charges; (D) other operating expenses; (E) total rents collected from tenants for such years itemized as to base rental, additional rental, and chargebacks for common area maintenance and other expenses; and (F) other revenue collected and the nature of such revenue;

(x)           budget for the current year;

(xi)          general income and expense ledger for the Property;

(xii)         bills for special assessments or association fees, if any, for the past three years;

(xiii)        delinquency and prepaid rent reports;

(xiv)        documentation concerning brokerage commissions due on lease extensions, expansions, renewals or options, if any;

(xv)         documentation, if any, concerning any rent rebates and concessions, to the extent not addressed in the Leases;

(xvi)        copies of tenant insurance certificates, any insurance claims, property loss runs from Seller’s insurance carrier for the prior three years, and any documentation relating to additional premiums charges due to a tenant’s use, if any; and

(xvii)       Permits, to the extent in Seller’s possession or control.

EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED IN SECTION 6 BELOW, SELLER MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AS TO THE COMPLETENESS, CONTENT OR ACCURACY OF THE INSPECTION DOCUMENTS.  All Inspection Documents shall be considered confidential and if the Closing does not occur as contemplated herein for any reason, all Inspection Documents shall be promptly returned to Seller no later than the 5th day following the termination of this Contract.

(b)           In addition to the Inspection Documents delivered to Purchaser pursuant to Section 5(a) above, Seller shall, upon Purchaser’s request, use commercially reasonable efforts to make available for Purchaser’s review and copying, at Seller’s office or at the Property, all other documents, files and other materials in Seller’s possession pertaining to the Property.

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(c)           Purchaser shall have a period commencing on the Effective Date and ending at 2:00 p.m. (Central time) on October 31, 2012 (the “Inspection Period”) and following the expiration of the Inspection Period until Closing, within which to conduct any and all engineering, environmental, soils, economic, feasibility and other studies and tests of the Property which Purchaser may, in Purchaser’s sole and absolute discretion, deem necessary or helpful to determine whether or not the Property is suitable for Purchaser’s intended use; however, Purchaser shall not conduct any environmental testing at the Property beyond a so-called Phase I without the Seller’s prior approval.  Purchaser’s representatives may enter upon the Property during normal business hours and upon at least twenty-four hours prior notice (which notice may be oral) to Seller (and without unreasonable disturbance to the tenants of the Property) for the sole purpose of conducting any studies or tests, provided, however, Purchaser shall and does hereby indemnify and hold harmless Seller from and against any claims, liabilities, costs, expenses or damages that Seller may suffer or incur or that may be threatened against Seller or the Property as a result of such tests or inspections, including, without limitation, (i) any and all reasonable attorneys’ fees and court costs incurred by Seller in connection with any such claims or activities, and (ii) mechanic’s liens or claims that may be filed on or asserted against the Property by contractors, subcontractors or materialmen performing such work for Purchaser (Purchaser’s liability under this Section 5(c) shall not be limited pursuant to Section 14 hereof); provided that Purchaser shall have no liability hereunder as a result of its discovery of hazardous materials or other conditions existing at the Property.  In the event that this Contract is terminated for any reason, Purchaser will deliver to Seller, upon Seller’s written request therefore, copies of any and all studies or tests prepared by or for Purchaser including, but without limitation, soil tests, aerial photographs, topographical information, environmental reports, structural tests, engineering and economic feasibility studies, and other similar preliminary work, obtained or performed by Purchaser in connection with the proposed acquisition of the Property, in each case without representation or warranty as to the accuracy or completeness thereof.

(d)           In the event Purchaser shall notify Seller in writing on or before the expiration of the Inspection Period, that Purchaser, for any reason whatsoever, does not desire to consummate this Contract, then, and in such event, this Contract shall, ipso facto, terminate, whereupon the Earnest Money Deposit and any other funds deposited by Purchaser pursuant to this Contract shall be immediately returned to the Purchaser by the Escrow Agent and the parties hereto shall have no further obligations to the other hereunder except as expressly provided herein.  Absent Purchaser’s timely written notice to Seller of Purchaser’s election to so terminate this Contract as aforesaid, Purchaser shall have ipso facto waived any and all claim or right whatsoever to terminate this Contract pursuant to this Section 5(d), and shall proceed to Closing hereunder.

(e)           PURCHASER STIPULATES THAT PURCHASER HAS OR WILL HAVE, PRIOR TO THE END OF THE INSPECTION PERIOD, THOROUGHLY INSPECTED AND EXAMINED THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROPERTY.  PURCHASER STIPULATES THAT PURCHASER IS RELYING SOLELY UPON THE INSPECTION, EXAMINATION, AND EVALUATION OF THE PROPERTY BY PURCHASER AND THAT PURCHASER IS PURCHASING THE

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PROPERTY ON AN “AS IS”, “WHERE IS” AND “WITH ALL FAULTS” BASIS, WITHOUT REPRESENTATIONS, WARRANTIES OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE, EXCEPT AS SET FORTH IN SECTION 6 BELOW OR IN THE SPECIAL WARRANTY DEED TO BE DELIVERED FROM SELLER TO PURCHASER AT THE CLOSING.

WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS SET FORTH IN SECTION 6 BELOW OR IN THE SPECIAL WARRANTY DEED TO BE DELIVERED FROM SELLER TO PURCHASER AT THE CLOSING, SELLER DISCLAIMS, WHICH PURCHASER ACKNOWLEDGES, ANY WARRANTY, OF OR RELATING TO:  (I) THE USE, INCOME POTENTIAL, EXPENSES, OPERATION, CHARACTERISTICS OR CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF SUITABILITY, HABITABILITY, MERCHANTABILITY, DESIGN OR FITNESS FOR ANY SPECIFIC PURPOSE OR A PARTICULAR PURPOSE, OR GOOD AND WORKMANLIKE CONSTRUCTION; (II) THE NATURE OR QUALITY OF CONSTRUCTION, STRUCTURAL DESIGN AND ENGINEERING OF THE PROPERTY; (III) THE ENVIRONMENTAL CONDITION OF THE PROPERTY AND THE PRESENCE OR ABSENCE OF OR CONTAMINATION BY HAZARDOUS MATERIALS OR THE COMPLIANCE OF THE PROPERTY WITH ALL REGULATIONS OR LAWS RELATING TO HEALTH OR THE ENVIRONMENT; AND (IV) THE SOIL CONDITIONS, DRAINAGE, FLOODING CHARACTERISTICS, UTILITIES OR OTHER CONDITIONS EXISTING IN OR ON THE PROPERTY.  PURCHASER SHALL ASSUME ALL RISKS, LIABILITIES, CLAIMS, DAMAGES AND COSTS (AND AGREES SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR OTHER DAMAGES) RESULTING OR ARISING FROM OR RELATED TO THE PROPERTY OR THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR OR OPERATION THEREOF.  PURCHASER IS NOT RELYING ON ANY REPRESENTATIONS OR STATEMENTS (ORAL OR WRITTEN) WHICH MAY HAVE BEEN MADE OR MAY BE MADE BY SELLER OR SELLER’S RELATED PARTIES, AND IS RELYING SOLELY UPON PURCHASER’S OR ITS REPRESENTATIVES’ OWN PHYSICAL INSPECTION OF THE PROPERTY.  PURCHASER WAIVES, TO THE EXTENT ALLOWED BY LAW, ANY CLAIMS UNDER FEDERAL, STATE OR OTHER LAW THAT PURCHASER MIGHT OTHERWISE HAVE AGAINST SELLER RELATING TO THE CONDITION OF THE PROPERTY.  PURCHASER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 5(E) ARE A MATERIAL INDUCEMENT TO SELLER TO CONSUMMATE THE PURCHASE AND SALE OF THE PROPERTY. PURCHASER REPRESENTS AND WARRANTS TO SELLER THAT PURCHASER HAD THE OPPORTUNITY TO BE REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS CONTRACT.  PURCHASER STIPULATES THAT THE PROVISIONS OF THIS SECTION WERE NEGOTIATED BETWEEN IT AND SELLER AND ARE A MATERIAL FACTOR IN THE DETERMINATION OF THE PURCHASE PRICE FOR THE PROPERTY.

THE PROVISIONS OF THIS SUBSECTION 5(E) SHALL SURVIVE THE CLOSING.

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(f)            Purchaser shall have the right to meet with and interview the tenants of the Property; provided, however, Purchaser shall schedule such meetings through Seller’s manager of the Property and Seller may have a representative attend all such meetings.

(g)           Capitalized terms used in this Subsection (g) and not otherwise defined shall have the following meanings:

(i)            “Existing Debt” means the indebtedness represented by those two certain promissory notes dated October 9, 2008, secured by the Property, executed by Seller, in the original principal amount of $42,500,000 and $42,500,000, payable to the order of Massachusetts Mutual Life Insurance Company (“Existing Lender”) and subject to the other terms and conditions as provided in the documents, instruments and agreements evidencing or securing such loan (collectively, the “Existing Debt Documents”).

(ii)           “Defeasance Costs” shall mean all charges and expenses charged by the Existing Lender, and, as applicable, any and all other administrative fees and costs, attorneys’ fees and expenses and other amounts charged by the Existing Lender in connection with the conveyance of the Property and release of the liens securing the Existing Debt, including custodial fees, rating agency fees, accountant fees, legal fees, successor borrower legal fees, defeasance consultant fees, services legal fees, services processing fees, and the defeasance premium.

(iii)          “Document Delivery Date” shall mean 10:30 a.m. (Central time) on October 30, 2012.

The Closing will be subject to Defeasance (as defined below) of the Existing Debt pursuant to the requirements set forth in the Existing Debt Documents (the “Defeasance Requirements”).  The Defeasance Requirements provide for replacing the Property as collateral for the Existing Debt (and the release of the liens securing the Existing Debt on the Property) with U.S. government obligations or other collateral purchased by or for Seller with the proceeds of the Purchase Price.  Because of the Defeasance Requirements, Purchaser agrees, at no cost or expense to Purchaser, and at no liability to Purchaser, to cooperate in good faith with the Defeasance as more fully set forth herein.  Notwithstanding anything to the contrary in this Contract, Purchaser agrees to deposit with the Escrow Agent no later than 10:30 a.m., Central Time, on the Document Delivery Date: (A) the portion of the Purchase Price consisting of funds sufficient to complete the Defeasance (such sum being the “Defeasance Deposit” and approximately $85,000,000); and (B) all closing documents required by this Contract, which documents shall be fully executed and, where appropriate, acknowledged by a notary public.  Upon the expiration of the Inspection Period, and provided Purchaser has not terminated this Contract, Seller shall cause, on or before the Closing Date: (Y) the Existing Lender to release or irrevocably commit to release its liens encumbering the Property and accept as collateral for the Existing Debt other replacement collateral; and (Z) the Title Company to remove as exceptions to the Title Policy the Existing Debt Documents and any other encumbrances related to the Existing Debt affecting the Property (collectively, the “Defeasance”).  In addition, Purchaser shall cooperate with the Defeasance Three-Day Closing Process summarized on Exhibit G annexed hereto.  Upon completion of the Defeasance at Closing, the Title Company is herein

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authorized and empowered to record all of the recordable closing documents and issue the Title Policy, and Escrow Agent is authorized to disburse the Purchase Price proceeds to Seller. Seller is herein permitted to retain Commercial Defeasance, LLC or a similar company as Seller’s Defeasance consultant. Seller shall pay the Defeasance Costs.

Seller’s failure to complete the Defeasance shall constitute a default of Seller hereunder.  If Seller is unable to complete the Defeasance on or prior to the scheduled Closing Date, then Seller shall have the right, by notice to Purchaser at least one (1) business day prior to the scheduled Closing Date, to extend the Closing Date for a period of up to two (2) weeks in order to enable Seller to complete the Defeasance; provided, however, if such extension is more than two (2) business days, then upon receipt of such notice, the Escrow Agent shall immediately return to Purchaser the Defeasance Deposit, and Purchaser shall redeposit with Escrow Agent the Defeasance Deposit no later than two (2) business days prior to the extended Closing Date.

6.             Representations, Warranties and Covenants of Seller.  For the purpose of inducing Purchaser to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller makes the following representations, warranties and covenants to Purchaser:

(a)           There is not any action, suit, proceeding or claim affecting the Property, or any portion thereof, presently pending in any court or before any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality nor, to Seller’s current actual knowledge, is any such action, suit, proceeding or claim threatened. To Seller’s knowledge, Seller has not received written notice of, and has no knowledge of, any action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Seller which, if adversely determined, could individually or in the aggregate interfere with the consummation of the transaction contemplated by this Agreement or have a material adverse effect on the Property.  Except as set forth in the Commitment, Seller has not received any written notice of any pending or threatened liens, special assessments or impositions to be made against the Property.

(b)           Other than as disclosed to Purchaser in this Contract or in the materials delivered or made available to Purchaser pursuant to Section 5 hereof, Seller has not received any written notice from a governmental authority that the Property fails to comply with any laws, regulations, ordinances, orders or other requirements of any governmental authority having jurisdiction over or affecting the Property or any part thereof or from the counterparty to any easement agreement or similar agreement affecting the Property and advising of a default by Seller thereunder.

(c)           As of the Closing, there will be no unpaid bills or claims in connection with any improvements or repair of any part of the Property or other work performed or material purchased in connection with the Property;

(d)           Seller is not a “foreign person” as such term is defined in Sections 1445 and 7701 of the Internal Revenue Code of 1986 and the regulations relating thereto;

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(e)           The Rent Roll is true, correct and complete in all material respects;

(f)            A true, correct and complete list of all Leases is attached as Exhibit I hereto.  The Leases are all of the leases and other occupancy agreements currently affecting the Property, and Seller has delivered or made available to Purchaser a true, correct and complete copy of each of the Leases;

(g)           Seller has the right and authority to convey all of the Property to Purchaser;

(h)           Neither this Contract nor the consummation of the transactions contemplated hereby is subject to any first right of refusal in favor of any other person or entity;

(i)            Seller has been duly authorized to enter into this Contract and to consummate all of the transactions contemplated herein, and the individual executing this Contract on behalf of Seller has the authority to bind Seller.  This Contract has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms.

(j)            A true, correct and complete list of all Service Contracts is attached as Exhibit J hereto.  Except for the Service Contracts, there are no agreements concerning the operation and/or maintenance of the Property or other contracts or agreements of any kind entered into by Seller which affect the Property and which will be binding on Purchaser and/or in effect as of or after the Closing.  Neither Seller nor any other party is in default under the Service Contracts.  Seller has provided Purchaser with true, correct and complete copies of all of the Service Contracts;

(k)           Seller has received no written notice of any pending or threatened condemnation proceedings relating to the Property;

(l)            There are no agreements between Seller and any leasing broker for the payment of leasing commissions with respect to any Leases or other leasing at the Property other than as set forth in the Leases, or the separate commission agreements listed on Exhibit K attached hereto (such separate agreements, the “Commission Agreements”).  There are no leasing commissions presently due and payable under the Leases or the Commission Agreements, and none will become due and payable in connection with the current term of each of the Leases. Seller has provided Purchaser with true, correct and complete copies of all of the Commission Agreements.  Commissions due under the Commission Agreements from and after the Closing shall be paid by Purchaser.    Except as set forth in the Commission Agreements, there are no leasing or other fees or commissions due, nor will any become due, in connection with any Lease or any renewal or extension or expansion of any Lease, and no understanding or agreement with any party exists as to payment of any leasing commissions or fees regarding future leases or as to the procuring of tenants.  A true, correct and complete schedule of all Leasing Costs (as defined in Section 11(i)) which are, or may become, due and payable with respect to any Leases is attached as Exhibit N hereto.

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(m)          Compliance with International Trade Control Laws and OFAC Regulations.

(i)            Seller is not now nor shall it be at any time until Closing be an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Contract, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC (“Specially Designated Nationals and Blocked Persons”) or otherwise.

(ii)           Neither Seller nor, to Seller’s knowledge, any Person who owns a direct interest in Seller (collectively, a “Seller Party”) is now nor shall be at any time until Closing a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. 5312, as periodically amended (“Financial Institution”), is prohibited from transacting business of the type contemplated by this Contract, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

(iii)          Seller hereby covenants and agrees that if Seller obtains knowledge that any of the representations and warranties contained in this Section 6(m) is or becomes false, then Seller will immediately notify Purchaser in writing, and, in such event, Purchaser will have the right to terminate this Contract without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Seller, in which event the Earnest Money Deposit and any other amounts deposited by Purchaser hereunder will promptly be returned to Purchaser and neither party will have any further rights or obligations under this Contract, except for such as specifically survive termination; provided that in such event Seller shall reimburse Purchaser for all of Purchaser’s out of pocket, third party costs and expenses actually incurred in connection with the Contract and with Purchaser’s investigations of the Property, not to exceed SEVENTY-FIVE THOUSAND DOLLARS ($75,000.00).

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(iv)          The provisions of this Section 6(m) shall not apply to any person to the extent such person’s interest in Seller is through publicly traded shares of ownership interests in Seller or its affiliates.

ALL OF SELLER’S REPRESENTATIONS AND WARRANTIES IN THIS SECTION 6 ARE LIMITED AS SET FORTH IN THIS SUBSECTION. The representations and warranties of Seller in this Section 6 and in Section 15 below are the sole representations and warranties of Seller with respect to the transaction contemplated by this Contract, and Seller makes no representation or warranty other than those expressly set forth in this Section 6 and in Section 15 below.  All references in this Contract to Seller’s “knowledge” (i) shall refer solely to the actual knowledge (as opposed to constructive, deemed or imputed knowledge) of R. Scott Martin an authorized agent of Seller (ii) shall not be construed to refer to the knowledge of any other employee, officer, director, shareholder or agent of Seller or any affiliate of Seller, (iii) shall not impose upon the foregoing individual(s) any duty to investigate the matter to which the actual knowledge, or the absence thereof, pertains and (iv) shall not impose any personal liability upon such person for the inaccuracy of such representation or warranty.  Seller represents that the above named individual is involved in management of Seller’s assets, including the Property.   Notwithstanding anything in this Contract to the contrary, in the event that any of the Seller’s representations or warranties in this Contract becomes materially inaccurate between the Effective Date and the date of Closing, except as a result of Seller’s intentional or willful action or failure to act in accordance with the terms of this Contract, Seller shall promptly notify Purchaser of same before Closing, whereupon except to the extent set forth in the second to last paragraph of this Section 6, Purchaser shall as its sole and exclusive alternative remedies have the right to either (i) terminate this Contract within five (5) days of receipt of notice of such fact by giving written notice of termination to Seller within said period, whereupon the Earnest Money Deposit and any other amounts deposited by Purchaser hereunder shall be promptly returned to Purchaser, (ii) waive any claim or cause of action relating to such fact and proceed to Closing or (iii) extend the Closing for a period of time not to exceed ten (10) days in order that Seller may attempt to cure the inaccuracy. Purchaser shall not have the right to make a claim under any particular representation or warranty of Seller to the extent that, prior to Closing, Purchaser obtains actual (which includes all information set forth in the Inspection Documents and all other written due diligence materials, as opposed to otherwise imputed or constructive) knowledge that the representation or warranty is not accurate and elects to proceed to close.  Seller’s representations and warranties in Section 6 shall survive the Closing for a period of one year; however, to the extent permitted by applicable law, all causes of action accruing to Purchaser during the foregoing survival period shall be brought no later than the date two years and one day following the date on which the cause of action shall have accrued.  Any longer statute of limitations period for the bringing of such actions is hereby waived.

To the extent that Purchaser or any of its employees, agents or contractors have actual (which includes all information set forth in the Inspection Documents and all other written due diligence materials, as opposed to imputed or constructive) knowledge, prior to the expiration of the Closing Date, that any of Seller’s representations or warranties, made in this Contract or otherwise made in connection with this Contract, are inaccurate, untrue or incorrect in any respect, and Purchaser nonetheless proceeds with the Closing, such representations and warranties shall be deemed modified to reflect Purchaser’s knowledge.

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If on or prior to the Closing, Purchaser or any of its employees, agents or contractors have actual (which includes all information set forth in the Inspection Documents and all other written due diligence materials) knowledge that any of Seller’s representations or warranties, made in this Contract or otherwise made in connection with this Contract, are untrue, inaccurate or incorrect in any material respect, Purchaser shall give Seller written notice thereof within 5 days after obtaining such knowledge (but, in any event, prior to the Closing).  In such event, Seller may, but will not be obligated to, cure such misrepresentation or breach, and will be entitled to a reasonable adjournment of the Closing (not to exceed thirty days) for the purpose of such cure.  In the event Purchaser proceeds with the Closing notwithstanding such breach, Purchaser shall be deemed to have waived any such misrepresentations or breaches and to have elected to consummate the transaction without any reduction of or credit against the Purchase Price. If Seller elects not to cure any such misrepresentation or breach, or for any reason fails to do by Closing, then Purchaser’s sole and exclusive remedy in connection therewith shall be to either (i) waive such breach and proceed to Closing, without any reduction in the Purchase Price, or (ii) terminate this Contract by written notice to Seller, whereupon this Contract shall terminate and be of no further force or effect, the Earnest Money Deposit and any other amounts deposited by Purchaser hereunder shall be returned to Purchaser, Seller shall reimburse Purchaser for all of its out of pocket, third party expenses actually incurred in connection with this Contract and with its investigations of the Property, not to exceed $75,000.00, and, thereafter, the parties shall have no further obligations hereunder except for those obligations that explicitly survive Closing or termination of this Contract.

If the Closing occurs, then in no event shall Seller have any liability arising pursuant to or in connection with the representations and warranties of Seller under this Contract (or any document, affidavit or certificate executed or delivered in connection herewith) unless and until the aggregate amount of all such claims exceeds $25,000.00 and then only to the extent such amounts exceed $25,000; and provided, further, in no event shall Seller have any liability in connection with the foregoing for any amounts in excess of $1,000,000 in the aggregate.  The foregoing sentence shall not apply to prorations pursuant to this Contract or to any representation relating to brokers.  No agent, advisor, representative, affiliate, employee, director, partner, member, beneficiary, investor, servant, shareholder, trustee or other person or entity acting on Seller’s behalf or otherwise related to or affiliated with Seller, shall have any personal liability, directly or indirectly, under or in connection with this Contract or any Contract made or entered into under or pursuant to the provisions of this Contract, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller’s assets for the payment of any claim or for any performance, and Purchaser, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability.

7.             Operations Pending Closing.  Seller agrees that, from and after the date hereof through and including the Closing, Seller shall observe and abide by the following:

(a)           From and after the Effective Date, Seller shall not, without first obtaining the written consent of Purchaser enter into any new or modify any existing leases or agreements with respect to the Property or any part thereof, which consent shall not be unreasonably

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withheld, conditioned or delayed prior to the expiration of the Inspection Period, but which consent may be withheld in Purchaser’s sole discretion at any time thereafter; provided, however, Purchaser’s consent will be deemed to have been given if Purchaser fails to respond to a request for consent within five (5) days of receipt thereof;

(b)           Seller shall, in all material respects, keep and perform all of the obligations to be performed by the landlord under any of the Leases, including, without limitation, any maintenance to be performed by the landlord under such Leases;

(c)           Seller shall maintain and manage the Property in substantially the same manner as presently managed, subject, however, to all relevant provisions of this Contract;

(d)           Seller will enter into no agreement or contract with respect to the operation or maintenance of any portion of the Property without Purchaser’s consent, unless same can be terminated prior to Closing without penalty;

(e)           Subject to proration, Seller will cause to be paid all trade accounts and costs and expenses of operation and maintenance of the Property incurred or attributable to the period prior to the Closing;

(f)            Seller will not, without the prior written consent of Purchaser, permit any structural modifications or additions to the Property or any part thereof, except as required pursuant to the Leases;

(g)           Seller will maintain Seller’s existing insurance coverage with respect to the Property;

(h)           While this Contract is in effect, Seller will not list the Property with any broker, or otherwise solicit or make or accept any offers to sell all or any part of the Property, or enter into any contracts or agreements (whether binding or not) regarding any disposition of all or any part of the Property;

(i)            Other than in connection with any tenant build-out required under the Leases, Seller shall not execute any documents, agreements or instruments affecting title to the Property, or otherwise allow or permit the imposition of any liens or other encumbrances which affect title to the Property, without the prior written approval of the Purchaser, which approval shall not be unreasonably withheld, conditioned or delayed prior to the expiration of the Inspection Period, but which approval may be withheld in Purchaser’s sole discretion at any time thereafter; provided, however, Purchaser’s approval will be deemed to have been given if Purchaser fails to respond to a request for approval within five (5) days of receipt thereof.

(j)            Neither Seller, nor its employees, or agents shall take any intentional action that causes Seller’s representations or warranties to become untrue in any material respect or that causes one or more of Purchaser’s conditions to Closing to be unsatisfied in any material respect.

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8.             Tenant Estoppels.  At least three (3) business days prior to the Document Delivery Date (the “Estoppel Deadline”), Seller shall deliver to Purchaser an estoppel letter (the “Estoppel Letters”) in substantially the form annexed hereto as Exhibit B, which Estoppel Letters shall be dated no earlier than the date which is thirty (30) days prior to Closing, executed by the tenants under the Leases, who in the aggregate occupy at least eighty-five percent (85%) of the leased rentable square footage of space in each Building, and specifically including the following named tenants (such named tenants, the “Major Tenants”, and the Leases of such tenants, the “Major Leases”): (i) Petrobras; (ii) Precision Drilling; (iii) Crom & Forester; (iv) Ranger Offshore; (v) Fumanite Corp; and (vi) IADC (the “Required Estoppel Percentage”).  In determining whether the foregoing requirement has been satisfied, Purchaser agrees not to object to (i) any non-material reasonable qualifications or modifications which tenants may make to the form of Estoppel Letters, and (ii) any modifications to the Estoppel Letters necessary to conform the Estoppel Letters to the requirements of each tenant’s Lease; provided in each case that such qualifications or modifications do not disclose any default and are not inconsistent with the representations of Seller hereunder.  If Seller does not deliver sufficient Estoppel Letters to Purchaser to satisfy the Required Estoppel Percentage on or before the Estoppel Deadline, then Purchaser’s sole remedy will be to terminate this Contract by delivering written notice to Seller prior to the Closing Date, in which event the Earnest Money Deposit and any other funds deposited by Purchaser hereunder shall be refunded to Purchaser; provided, however, that if Seller receives such a termination notice from Purchaser, then Seller may, at Seller’s option either (x) accept such termination notice, or (y):  (1) extend the Estoppel Deadline and the Closing Date for a period not to exceed twenty-one (21) days to continue Seller’s efforts to obtain sufficient Estoppel Letters to satisfy the Required Estoppel Percentage; and/or (2) execute a Seller Estoppel Letter in substantially the same form as the Estoppel Letters with respect to any of the Leases for which Estoppel Letters were not obtained in order to satisfy the Required Estoppel Percentage; provided that Seller may not so provide a Seller Estoppel Letter with respect to any of the Major Tenants; and in either of which events, Purchaser’s foregoing termination right, will be stayed unless and until Seller fails to satisfy the Required Estoppel Percentage (either by delivery of Estoppel Letters and/or a Seller Estoppel Letter) on or before the extended Estoppel Deadline.  Notwithstanding any provision of this Contract to the contrary, the parties to this Contract acknowledge that some or all of the Leases may include provisions requiring a specific form of tenant estoppel certificate or letter.  In such event, Purchaser agrees that delivery by Seller to Purchaser of a tenant estoppel certificate or letter that complies with the respective provisions of any such Lease, shall fully satisfy the provisions of this Section 8, notwithstanding any variance between such documents and the Estoppel Letters. Notwithstanding the Required Estoppel Percentage, Seller shall use commercially reasonable efforts to obtain Estoppel Letters from all of the tenants under Leases, together with the execution of the joinders and/or reaffirmations thereto by any guarantors under the Leases, and it shall be a condition to the satisfaction of the condition under this Section 8 that the guarantors under any Major Leases so execute a joinder and/or reaffirmation of their respective guaranties.  Seller shall deliver to Purchaser copies of all responses received from tenants with respect to requests for Estoppel Letters.  Prior to sending the Estoppel Letters to tenants, Seller shall provide Purchaser with copies of same and Purchaser shall have five (5) business days within which to provide Seller with comments to same, and Seller shall include such reasonable additions or changes to the Estoppel Letters delivered to the tenants.

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9.             Closing.  This Contract shall be closed (the “Closing”) in the offices of the Title Company on November 1, 2012 (the “Closing Date”).  In addition, Seller reserves the right to extend the Closing Date in accordance with Section 5(g) hereof in order to complete the Defeasance. The Closing shall be consummated through an escrow administered by Title Company so that it will not be necessary for any party to attend, and the Purchase Price shall be deposited with Escrow Agent and all documents shall be deposited with the Title Company in escrow.

10.         Risk of Loss.

(a)           Risk of loss or damage to the Property, or any part thereof, by fire or other casualty from the date hereof up to and including the date of the Closing shall be on Seller.  If, prior to the Closing, the Property, or any portion thereof, is damaged by fire, or any other cause of whatsoever nature, Seller shall promptly give Purchaser written notice of such damage.  If the estimated cost of repairing such damage is at least five percent (5%) of the Purchase Price, or if such damage entitles one or more tenants occupying, in the aggregate, five percent (5%) or more of the leased rentable square footage of space in the Buildings to terminate their Leases, Purchaser shall have the option, by written notice delivered to Seller within ten (10) days of Seller’s notice of damage to Purchaser, to either (i) require Seller to convey the Property to Purchaser in its damaged condition at a price equal to the Purchase Price less Seller’s insurance deductible and to assign to Purchaser all of Seller’s right, title and interest in and to any claims Seller may have under the insurance policies covering the Property, in which event Seller shall have no further liability or obligation to repair or replace the Property, or (ii) terminate this Contract.  If the estimated cost of repairing such damage is less than five percent (5%) of the Purchase Price or if such damage does not entitle one or more tenants occupying, in the aggregate, five percent (5%) or more of the leased rentable square footage of space in the Buildings to terminate their Leases, Purchaser shall be deemed to have elected the option described in item (i) above.

(b)           If, prior to the Closing, the Property, or any portion thereof, is taken or threatened to be taken by condemnation or imminent domain, Seller shall promptly give Purchaser written notice of such proceeding.  After notice of such matter from Seller, Purchaser shall have the option, by written notice delivered to Seller within ten (10) days of Seller’s notice to Purchaser, to either (i) require Seller to convey the Property to Purchaser and to assign to Purchaser all of Seller’s right, title and interest in and to any condemnation awards with respect to the Property, or (ii) terminate this Contract.

(c)           Should Purchaser elect to terminate this Contract pursuant to this Section 10, after return of the Earnest Money Deposit and any other amounts deposited by Purchaser to Purchaser neither party hereto shall have any further duties or obligations hereunder (except as otherwise expressly provided herein).

11.         Prorations and Adjustments.  The adjustments and prorations hereafter designated shall be computed as of the Document Delivery Date and shall be prorated, paid, assigned or credited at the Closing as hereinafter provided.  The provisions of this Section shall survive the Closing.

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(a)           Fixed, Minimum and Base Rents.  Subject to Subsection (j) below (which addresses Delinquent Amounts), all rents (fixed, minimum, base and percentage rents) payable under the terms of the Leases shall be prorated as of the Document Delivery Date (regardless of when such payments are actually made), with Seller being entitled to all rents for periods prior to the Document Delivery Date and Purchaser being entitled to all rents for the Document Delivery Date and thereafter; provided, however, Purchaser shall receive a credit at Closing against the Purchase Price only for its pro rata share of rents actually received by Seller prior to Closing.

(b)           Common Area Maintenance and Other Charges.  Except as is otherwise provided in the Leases, some or all tenants under Leases pay monthly estimates of common area maintenance and other charges (“CAM Charges”) with, in most cases, an adjustment at the end of each fiscal year applicable to such charges.  CAM Charges are determined, in most cases, with respect to a fiscal year commencing January 1, and ending December 31.  Until the adjustment described in this subsection is made, all amounts received by Seller as interim payments of CAM Charges before the Document Delivery Date shall be retained by Seller, except that all interim payments received by either party for the month in which the Document Delivery Date occurs shall be prorated as between Seller and Purchaser based upon the number of days in that month occurring before the Document Delivery Date and the party receiving the interim payment shall remit to (if received on or after the Document Delivery Date) or credit at Closing (if received before the Document Delivery Date) the other party its proportionate share.  All amounts received by Purchaser as interim payments of CAM Charges after the Document Delivery Date, except for Delinquent Amounts (as hereinafter defined) owed as of the Document Delivery Date, shall be retained by Purchaser.  At the conclusion of the applicable fiscal year, Seller’s allocable share of actual CAM Charges for each of the Leases in effect as of the Document Delivery Date shall be determined by multiplying the total payments collected from such tenant for such fiscal year (the sum of estimated payments plus or minus year-end adjustments) by a fraction, the numerator of which is the actual CAM Charges incurred by Seller with respect to such Lease during such fiscal year prior to the Document Delivery Date (within that portion of the fiscal year prior to Document Delivery Date in which such Lease is in effect), and the denominator of which is the total amount of CAM Charges incurred by Seller and Purchaser with respect to such Lease during such fiscal year (or that portion of the fiscal year in which such Lease is in effect).  If any Lease provides for the adjustment of CAM Charges on the basis of a period other than the common area fiscal year, a reasonable method of calculating the adjustment for that tenant will be determined so that all adjustments can be made at the same time.  If, on the basis of amounts actually incurred and the estimated payments received by Seller prior to the Document Delivery Date or by Purchaser from and after the Document Delivery Date, it is determined that Seller or Purchaser has retained or received amounts in excess of its allocable share, Purchaser or Seller shall, within thirty (30) days after notice from one party of the excess owed to the other party, remit such excess to such other party.  Delinquent Amounts owed Seller as of the Document Delivery Date shall be paid to Seller, to the extent provided in subsection (j) below.  As soon as practicable after the Closing, Seller and Purchaser shall fully cooperate with one another in determining the appropriate allocations and adjustments of CAM Charges hereunder.

(c)           Tenant’s Security Deposit and Prepaid Rents.  At Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to all tenant security deposits held

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by Seller under the Leases.  Any letters of credit securing the performance of tenants under their Leases shall be assigned to Purchaser at Closing and Seller shall pay any and all costs or fees charged in connection with such assignment.  If any letter of credit is not assignable to Purchaser, Seller shall attempt to cause the tenant to substitute a security deposit in the amount of the letter of credit.  All prepaid rents covering the period of time commencing on or after the Document Delivery Date shall be delivered by Seller to Purchaser on the Closing Date, or Purchaser may elect to receive a credit against the Purchase Price in the amount of such prepaid rents.

(d)           Contracts and Accounts Payable.  Purchaser shall be entitled to a credit against the Purchase Price for sums that are due (or accrued) and unpaid as of the Document Delivery Date under any Contracts or other accounts payable with respect to the Property which are assumed by Purchaser and Seller shall be entitled to a credit to the extent that sums have been paid under any Contracts or accounts for services to be performed or goods to be delivered on or after the Document Delivery Date.

(e)           Property Taxes.  All personal property taxes and real estate taxes assessed to the Property for the tax year in which the Closing occurs shall be prorated as of the Document Delivery Date and Purchaser shall receive a credit against the Purchase Price in an amount equal to Seller’s share of such taxes.  The proration shall be based on the current tax year tax bill, unless it is not available, in which case the parties will use the most recent assessed value available and the most recent tax rates available to determine the proration.  Within thirty (30) days after the actual amount of personal property taxes and real estate taxes on the Property for the year of Closing is known, Seller and Purchaser will, if necessary, readjust the amount of such taxes to be paid by each party with the result that Seller will pay for those taxes applicable to the Property up to but not including the Document Delivery Date, and Purchaser will pay for those taxes and assessments applicable to the Property on and after the Document Delivery Date.

(f)            Utility Charges.  All utility charges payable by Seller with respect to the Property will be determined as of the Document Delivery Date or as soon thereafter as possible and Seller agrees, prior to Closing, to attempt to obtain final billings.  Seller shall pay the final billings directly to the appropriate utility companies.  Purchaser shall be responsible for all utilities consumed on and after the Document Delivery Date.

(g)           Closing Fee.  The closing or escrow fee, if any, charged by the Title Company and Escrow Agent shall be paid one-half (1/2) each by Purchaser and Seller.  Seller shall also pay the following costs and expenses:  (i) the cost of the Survey delivered to Purchaser, but not any updates thereto that Purchaser may obtain; (ii) the transfer, documentary stamp, recordation or similar taxes which becomes payable by reason of the transfer of the Property and recording the Deed; (iii) the cost of all recording fees for the Deed and any documents required to remove the matters which Seller is obligated to remove; (iv) the premium for the base owner’s Title Policy for the Property and (v) any commission or fees payable the broker as set forth in Section 15 hereof.

(h)           Other Items of Expense or Receipt.  All other customarily prorated items of expense or receipt shall be prorated between the parties hereto as of the Document Delivery Date.  Except with respect to items prorated at Closing, Seller shall be responsible for payment

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of any and all bills or charges incurred by Seller prior to the Document Delivery Date for work, services, supplies or materials, and Purchaser shall be responsible for payment of any and all bills or charges prorated at Closing and/or incurred after the Document Delivery Date for work, services, supplies or materials.

(i)            Leasing Commissions and Tenant Concessions.  With regard to any Leases entered into prior to the Effective Date, (i) Seller shall be liable for all leasing commissions, tenant improvement allowances, and similar costs and expenses (collectively, “Leasing Costs”) payable with respect to the then current terms of such Leases, and (ii) Purchaser shall assume and be liable for all Leasing Costs payable during or with respect to any renewal term or subsequent expansion of such Leases.  Furthermore, Purchaser shall be liable for all Leasing Costs payable with regard to any Leases entered into after the Effective Date with the consent of Purchaser and, accordingly, Purchaser shall pay to Seller at the Closing, in addition to the Purchase Price, an amount equal to any such Leasing Costs theretofore paid by Seller with respect to such Leases.  In addition to the foregoing, Seller will credit Purchaser at Closing for the “free rent” concession provided to the Tenants and in the specific amounts set forth on Exhibit M annexed hereto.

(j)            Collections and Application of Payments After Closing.  After the Closing Date, Purchaser shall bill tenants for all amounts due under Leases, including amount accruing prior to the Closing Date.  Purchaser shall prepare and send to tenants all financial statements and data required by the Leases and Seller shall cooperate and assist Purchaser in preparing same as may be reasonably required and requested by Purchaser.  Any amounts due and owing by tenants to Seller before the Document Delivery Date under the Leases, and any amounts or charges payable by tenants on or after the Document Delivery Date with respect to which Seller is entitled to receive a share under this Contract, are herein called “Delinquent Amounts”.  Purchaser shall receive (but shall have no obligation to collect) Delinquent Amounts and all amounts received by Purchaser from each party owing such Delinquent Amounts shall be paid to Seller following the Closing Date on a monthly basis on or before the tenth (10th) day of the calendar month following the month of receipt.  Notwithstanding the foregoing or any direction from tenants to the contrary, rental and other payments received by Purchaser from tenants on or after the Closing Date shall be first applied toward the payment of rent and other charges for the then-current period and any delinquencies owed to Purchaser, and any excess monies, if any, received shall be applied toward the payment of Delinquent Amounts in accordance herewith.  Purchaser may not waive any Delinquent Amounts nor modify a Lease so as to reduce amounts or charges owed under Leases which Seller is entitled to receive without first obtaining Seller’s written consent.  From and after the Closing Date, Seller shall have the right to pursue reasonable collection remedies against any tenant owing Delinquent Amounts, provided that (i) Seller shall notify Purchaser of its intent to institute any collection remedy or proceeding not less than fifteen (15) days prior to the institution thereof, and (ii) Seller shall in no event institute any proceeding to terminate any Lease or to evict or dispossess a tenant from the Property.  Purchaser may, by written notice to Seller within ten (10) days of receipt of Seller’s notice of intent to institute collection remedies or proceedings, restrict Seller from collecting such Delinquent Amounts, but only if Purchaser first pays Seller such Delinquent Amounts in exchange for Seller’s assignment to Purchaser of all of Seller’s rights and causes of action with respect thereto.  With respect to

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Delinquent Amounts owed by tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto.

12.                          Seller’s Closing Obligations.  At the Closing, Seller shall do the following:

(a)                                 deliver to Purchaser possession of the Property, subject only to those tenants occupying the Property pursuant to the Leases and the Permitted Exceptions;

(b)                                 deliver to Purchaser a Special Warranty Deed to the Property, duly executed and acknowledged by Seller, subject only to the Permitted Exceptions, in the form annexed hereto as Exhibit C;

(c)                                  deliver to Purchaser a Bill of Sale and Assignment (the “Bill of Sale”), duly executed and acknowledged by Seller, conveying to Purchaser title to the Personal Property and the Intangible Property, free and clear of all encumbrances, in the form annexed hereto as Exhibit D;

(d)                                 deliver to Purchaser an Assignment of Leases and Assumption Agreement (the “Lease Assignment”), duly executed and acknowledged by Seller, conveying to Purchaser the landlord’s interest in the Leases, free and clear of all encumbrances other than the Permitted Exceptions, in the form annexed hereto as Exhibit E;

(e)                                  execute a letter addressed to each tenant under the Leases informing such tenant of the change in ownership of the Property and Purchaser’s assumption of any security deposit (collectively, the “Tenant Notice Letters”), in the form annexed hereto as Exhibit L, which Tenant Notice Letters shall be delivered immediately after Closing by Seller to the tenants of the Property;

(f)                                   deliver to Purchaser terminations, duly executed by Seller, of all existing management agreements and all Service Contracts that Seller is required to terminate pursuant to this Contract;

(g)                                  deliver to Purchaser all keys to all buildings and other Improvements located on the Property, combinations to safes thereon, and security devices therein in Seller’s possession;

(h)                                 to the extent in the possession of Seller, deliver to Purchaser the original signed leases, contracts, agreements, operating statements, correspondence, booklets, manuals, warranties and other documents relating to the Property or any part thereof;

(i)                                     cause the Title Company to issue to Purchaser, at Seller’s sole cost and expense (except as provided below), the Title Policy of Title Insurance with liability in the full amount of the Purchase Price, and assuring unto Purchaser good and indefeasible title to the Property, subject only to (i) the Permitted Exceptions, and (ii) the standard printed exceptions contained in such form modified as follows:  (1) the exception as to taxes and standby fees shall

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be limited to the year of the Closing; and (2) at the option and expense of Purchaser, such other endorsements thereof as may be available;

(j)                                    execute and deliver to Purchaser or obtain for delivery to the Title Company any other instruments reasonably necessary to close this Contract, including, by way of example but not limitation, closing statements, releases, evidence of authority of the party executing instruments on Seller’s behalf (i.e., corporate resolutions) and delivery of instruments required of Seller by the Title Company under Schedule C of the Commitment;

(k)                                 execute and deliver a certified Rent Roll, in the form prescribed hereinabove, dated not more than five (5) days prior to the Closing Date;

(l)                                     execute and deliver a sworn affidavit affirming the non-foreign status of Seller as set forth herein;

(m)                             if in the possession of Seller, deliver to Purchaser the originals of the Permits;

(n)                                 if in the possession of Seller, deliver to Purchaser the originals of the Plans and Studies;

(o)                                 such other affidavits and certificates as may be required by the Title Company and are approved by Seller, including a “non-foreign person” affidavit in compliance with Sections 1445 and 7701 of the Internal Revenue Code of 1986;

(p)                                 original Estoppel Letters, to the extent not previously delivered to Purchaser;

(q)                                 to the extent any letters of credit are held under any Leases, Seller shall deliver the original letter(s) of credit, together with documentation sufficient to cause the letter(s) of credit to be assigned to Purchaser upon approval thereof by the issuer of the letter(s) of credit; and

(r)                                    a certificate of Seller certifying that all of Seller’s representations and warranties in this Contract remain true and correct in all material respects as of the Closing Date.

12A                                                 Conditions Precedent to the Obligations of the Purchaser.  The obligation of Purchaser to consummate the transactions contemplated by this Contract shall be subject to the fulfillment on or before the Document Delivery Date of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion (and Purchaser shall have the right to terminate this Contract and receive a refund of the Earnest Money Deposit and any other funds deposited by Purchaser hereunder in the event any such condition is not satisfied in all material respects):

(a)                                 The Title Company shall be irrevocably committed to issue the Title Policy and any endorsements requested by Purchaser, subject only to the Permitted Exceptions;

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(b)                                 All of the representations and warranties of Seller contained in this Contract shall be true and correct in all material respects;

(c)                                  No tenant under a Major Lease shall have filed for protection under the United States Bankruptcy Code, or had involuntary bankruptcy proceedings commenced against it which have not been dismissed;

(d)                                 The Major Leases shall be in full force and effect, and no material default and no notice of material default by landlord or tenant shall exist, have arisen or been given under any Major Lease.

13.                               Purchaser’s Preliminary Closing Obligations.  On or before the Document Delivery Date, Purchaser shall, at its sole cost and expense, do the following:

(a)                                 [reserved];

(b)                                 execute and deliver to Seller a counterpart of the Lease Assignment;

(c)                                  execute and deliver to Seller the Tenant Notice Letters;

(d)                                 execute and deliver to Seller an assumption of such Service Contracts that Purchaser is obligated to assume pursuant to this Contract; and

(e)                                  execute and deliver to Seller the Certificate annexed hereto as Exhibit F; and

(f)                                   execute and deliver or obtain for delivery to the Title Company any instruments reasonable necessary to close this Contract, including by way of example but not limitation, closing statements and evidence of the authority of the party executing instruments on behalf of Purchaser (i.e., corporate or partnership resolutions).

13A.                      Purchaser’s Closing Obligations.  On or before 11:00 AM (Central time) on the Closing Date, Purchaser shall pay to the Escrow Agent the balance of the Purchase Price not previously deposited with Escrow Agent as part of the Earnest Money Deposit or pursuant to Section 5(g) above, adjusted by the prorations and credits specified herein, plus any other funds required pursuant to the terms and provisions of this Contract, which will be sent by wire transfer of immediately available federal funds to the account designated by the Escrow Agent and available for disbursement no later than 1:00 PM (Central time) on the Closing Date.

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14.                               Remedies.

(a)                                 In the event that Seller should default under this Contract, Purchaser may, as Purchaser’s sole and exclusive remedy, either (i) after providing Seller with written notice of such alleged default and five (5) days opportunity to cure same, declare this Contract terminated, in which event the Earnest Money Deposit and any other funds deposited by Purchaser hereunder shall be returned to Purchaser, Seller shall reimburse Purchaser for all of Purchaser’s out of pocket, third party costs and expenses actually incurred in connection with the Contract and with Purchaser’s investigations of the Property, not to exceed $75,000.00, and thereafter neither Seller nor Purchaser shall have any further duties or obligations to the other hereunder other than those which expressly survive the termination hereof, or (ii) enforce specific performance of this Contract and recover all costs and expenses incurred in connection with such enforcement, including reasonable attorneys’ fees; provided, however, Purchaser agrees that Purchaser’s option to elect specific performance as a remedy shall be available only within ninety (90) days after such default, and if Purchaser fails to elect specific performance within such 90-day period, Purchaser shall be deemed to have waived its right to enforce the specific performance of this Contract.

(b)                                 In the event that Purchaser fails to consummate the transaction contemplated under this Contract, Seller shall, as Seller’s sole remedy, be entitled to terminate this Contract and receive the Earnest Money Deposit as liquidated damages; it being specifically agreed between Seller and Purchaser that Seller’s actual damages in the event of such failure would be impossible to ascertain and the Earnest Money Deposit is a reasonable estimate of the same.  Notwithstanding the foregoing, nothing in this Section 14(b) shall limit or otherwise affect Purchaser’s obligations under Section 5(c) hereof.

15.                               Commissions.

(a)                                 Conditioned upon the Closing and the payment by Purchaser of the Purchase Price, Seller hereby agrees to pay to CB Richard Ellis (“Broker”) at the Closing a cash commission in accordance with a separate agreement.  Other than the commission set forth herein, Seller and Purchaser warrant and represent to each other that no other fees or real estate brokers’, agents’ or finders’ fees or commissions are due arising in connection with the sale of the Property, from the execution of this Contract or the consummation of the transactions contemplated herein, and each party hereto hereby agrees to indemnify and hold the other party harmless from claims made by any person for any such fees, commissions or like compensation claiming to have dealt with the party so indemnifying the other.

(b)                                 THE ABOVE REAL ESTATE BROKER HEREBY ADVISES PURCHASER THAT PURCHASER SHOULD HAVE AN ABSTRACT COVERING THE PROPERTY EXAMINED BY AN ATTORNEY OF PURCHASER’S SELECTION OR BE FURNISHED WITH OR OBTAIN A POLICY OF TITLE INSURANCE.

16.                               Time of Essence.  Time is important to both Seller and Purchaser in the performance of this Contract, and they have agreed that this Contract, and the obligations of the

24

parties hereunder, are time of the essence, and that strict compliance is required as to any date set out herein.  If the final date of any period which is set out in any section of this Contract falls upon a Saturday, Sunday or legal holiday, then, and in such event, the time of such period shall be extended to the next “business day”, meaning, for purposes of this Contract, the next day which is not a Saturday, Sunday or legal holiday.  As used in this Contract, the term “legal holiday” means any day, excluding Saturdays and Sundays, on which the Federal Reserve Bank of Dallas is not open to the public or which is a United State National Holiday.

17.                               Notices.  All notices, demands, and requests that may be given or that are required to be given by either party to the other hereunder shall be in writing and any such notices, demands and requests shall be deemed to have been delivered and received on the earlier of:  (i) the date on which the notice is actually delivered, (ii) the third (3rd) day after being mailed by registered or certified mail, return receipt requested, postage prepaid, and properly addressed, (iii) the first (1st) business day after being deposited with a nationally recognized overnight courier service, charges prepaid, and properly addressed, and (iv) if sent by e-mail or telefacsimile properly addressed, the date on which the same is sent, provided that a copy of such notice is also sent by nationally recognized overnight courier service, for delivery on the following business day.  For purposes of this Contract, the proper address of the parties hereto shall be as follows:

SELLER:

% Granite Properties, Inc.

5601 Granite Parkway, Suite 800

Plano, Texas 75024

Attn:  Ms. Sheryl Troiani

Phone: 972-731-2319

Fax:  972-731-2360

Email: stroiani@graniteprop.com

and

% Granite Properties, Inc.

5601 Granite Parkway, Suite 800

Plano, Texas 75024

Attn:  Mr. Matt Leyrer

Phone: 972-731-2331

Fax:  972-731-2361

Email: mleyrer@graniteprop.com

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with a copy to:

Thompson & Knight LLP

333 Clay Street, Suite 3300

Houston, Texas 77002

Attn: Alfred M. Meyerson

Phone: 713-951-5870

Fax:  713-654-1871

Email: meyerson@tklaw.com

PURCHASER:

% Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880-6210

Attn:  Jeffrey B. Carter

Fax:  781-246-2807

Email:jcarter@franklinstreetproperties.com

with a copy to:

Venable LLP

1270 Avenue of the Americas

New York, New York 10020

Attn: Brian N. Gurtman, Esq.

Phone: 212-370-6217

Fax:  212-307-5598

Email: bgurtman@venable.com

Either party may, by written notice delivered to the other, change the address to which delivery shall thereafter be made.  Such change of address shall be effective three (3) business days after notice thereof is sent to the other party.

18.                               Miscellaneous.

(a)                                 This Contract embodies the entire agreement between the parties and cannot be varied except by the written agreement of the parties.

(b)                                 In the event either party to this Contract commences legal action of any kind to enforce the terms and conditions of this Contract, the prevailing party in such litigation shall be entitled to collect from the other party all reasonable costs, expenses and attorney’s fees incurred in connection with such action.

(c)                                  Words of any gender used in this Contract shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless this Contract requires otherwise.

26

(d)                                 The captions used in connection with the Sections of this Contract are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Contract.

(e)                                  Seller and Purchaser hereby acknowledge that neither this Contract nor any memorandum or affidavit thereof shall be recorded of public record in Harris County, Texas or any other County in Texas.

(f)                                   This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(g)                                  This Contract may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute but one and the same instrument.  In order to expedite the transaction contemplated herein, telecopied or e-mailed signatures may be used in place of original signatures on this Contract. Seller and Purchaser intend to be bound by the signatures on the telecopied or e-mailed document, are aware that the other party will rely on the telecopied or e-mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Contract based on the form of signature.

(h)                                 Except as otherwise expressly provided herein, all covenants, warranties, representations, indemnities and agreements contained herein shall survive the Closing and shall not be merged therein.

(i)                                     All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part hereof for all purposes with the same force and effect as if copied verbatim herein.

(j)                                    This Contract shall be construed under and enforced in accordance with the laws of the State of Texas.

(k)                                 Seller and Purchaser each hereby acknowledges that the other party may desire to consummate this transaction as part of an Internal Revenue Code Section 1031 tax deferred exchange and that either Seller’s or Purchaser’s rights under this Contract may be assigned to a qualified intermediary for the purpose of completing such exchange.  Seller and Purchaser each agrees to cooperate with the other party and such intermediary in a manner reasonably necessary or desirable to effect such exchange; provided, however, no party shall be required to acquire title to any property other than the Property and neither Purchaser nor Seller shall incur any additional liability or expense as a result of such exchange. The electing party shall in all events be responsible for all costs and expenses related to the Section 1031 exchange and shall fully indemnify, defend and hold the other harmless from and against any and all liability, claims, damages, expenses (including reasonable attorneys’ and paralegal fees and reasonable attorneys’ and paralegal fees on appeal), proceedings and causes of action of any kind or nature whatsoever arising out of, connected with or in any manner related to such 1031 exchange that would not have been incurred by the non-electing party if the transaction were a

27

purchase for cash.  The provisions of the immediately preceding sentence shall survive Closing and the transfer of title to subject Property to Purchaser.

(l)                                     In the event any one or more provisions contained in this Contract shall be held invalid or unenforceable, to that extent, such provision shall be deemed severable from the remaining provisions of this Contract, which shall remain fully enforceable to the extent permitted by law.

19.                               Assignment.  Purchaser shall have the right to assign this Contract or any of its rights hereunder with the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed; provided, however, (i) such assignee shall assume all of the obligations of Purchaser hereunder, (ii) Purchaser shall remain liable for all of its duties and obligations hereunder, and (iii) Purchaser shall deliver written notice of the assignment, including a copy of the assignment instrument, to Seller at least three (3) days prior to the Closing Date.  No consent to an assignment shall be required in connection with an assignment to an entity, a majority of which is owned by Purchaser, or is under common ownership with Purchaser, or to a limited partnership of which Purchaser or an affiliate of Purchaser is the general partner or member.

20.                               Confidentiality.  From and after the Effective Date and prior to the Closing, neither Purchaser nor Seller shall make any public disclosure of the terms or existence of this transaction except to the extent such party reasonably believes the same to be required or desirable under applicable laws.  Following the Closing, each of Seller and Purchaser may issue such other press releases or other statements regarding the sale of the Property as such party desires in its sole discretion; provided that in issuing such press releases or other statements, neither party shall mention by name the other party hereto except to the extent the issuing party reasonably believes that the naming of the other party hereto to be required or desirable under applicable securities laws.  In addition, nothing shall prevent either party from disclosing any information with respect to the transaction contemplated herein, any matters set forth in this Contract, or any of the terms and provisions of this Contract if and to the extent that such disclosure is required by applicable law or a court or other binding order or by applicable administrative rule or regulation or order of any regulatory or supervisory agency or authority with competent jurisdiction over such matter.  Seller acknowledges that Purchaser will be required to make one or more public filings with the U.S. Securities and Exchange Commission, which filings may include information regarding the Purchase Price, identity of the Seller, and other material terms of this Contract, as well as a copy of this Contract.  The provisions of this Section 20 shall survive any termination of this Contract.

21.                               Audit.  From and after the date of this Contract and within 120 days after the Closing, Purchaser may, at its sole cost and expense, cause an independent accounting firm to prepare and deliver to Purchaser (and Seller if requested by Seller in writing) an audit of the historical statement of revenues and direct operating expenses of the Property (the “Audit”) for the calendar years 2010, 2011 and 2012 (through the date of Closing). In connection with the Audit, Seller acknowledges and agrees that (i) the Audit may be included in any filing or filings, as the case may be, that Purchaser (or any affiliate of Purchaser) is required to file with the Securities and Exchange Commission, (ii) it will reasonably cooperate with Purchaser and its independent accounting firm and (iii) it will consent to the retention of Seller’s independent accounting firm by Purchaser (or any affiliate of Purchaser) to prepare and deliver the Audit.  In

28

addition, Purchaser acknowledges and agrees that (i) the Audit shall be at Purchaser’s sole cost and expense, (ii) Purchaser will reimburse Seller for all out of pocket costs incurred by Seller with respect to the Audit, and (iii) the Audit will occur at a mutually agreed upon date and time.  The provisions of this Section 21 shall survive the Closing.

[Remainder of Page Intentionally Left Blank.  Signature page follows.]

29

EXECUTED effective as of the date first above written.  Upon final execution by Seller and Purchaser, the last to sign shall complete the date on the first page hereof, and that date shall be deemed the “Effective Date” of this Contract.

SELLER:

Date:	10/10/12	GRANITE WESTCHASE PARTNERS, LTD, a Texas limited
partnership

		By:	Westchase GPI, LLC, a Texas limited liability company, its general partner

			By:	Granite Properties, Inc., a Delaware corporation, its manager

				By:	/s/ Sheryl C. Troiani
				Name:	Sheryl C. Troiani
				Title:	Senior Controller

PURCHASER:

Date:	Oct 10, 2012	FSP WESTCHASE LLC,

a Delaware limited liability company

		By:		/s/ George J. Carter
Name: George J. Carter
Title: President

30

ACKNOWLEDGMENT OF ESCROW AGENT

The undersigned hereby acknowledges receipt of the Earnest Money Deposit referred to in this Contract and agrees to perform the obligations of the Escrow Agent with respect to the Earnest Money Deposit as provided therein.

Date:	10-12-2012	FIRST AMERICAN TITLE INSURANCE COMPANY

		By:	/s/ Peter S. Graf
		Name:	Peter S. Graf
		Title:	Vice President

31

EXHIBIT A Legal Description A METES & BOUNDS DESCRIPTION OF A CERTAIN 6.4737 ACRE TRACT OF LAND OUT OF RESERVE "T" IN BLOCK 20 OF CORRECTIVE PLAT OF REPLAT AND EXTENSION OF WESTCHASE SUBDIVISION, SECTION ELEVEN ACCORDING TO THE PLAT THEREOF RECORDED UNDER VOLUME 270, PAGE 134 OF THE HARRIS COUNTY MAP RECORDS AND BEING ALL OF 3.5757 ACRES IN A DEED TO GRANITE WESTCHASE PARTNERS, LTD, AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NO. Y242922, AND ALL OF 2.898 ACRES IN A DEED TO GRANITE WESTCHASE PARTNERS, LTD, AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NO. Y242922, AND BEING OUT OF AND A PART OF A CALLED 6.5736 ACRE TRACT DESCRIBED IN A DEED TO ALDER PROPERTIES ASSOCIATES, L.P., AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NO. S719733, LOCATED IN THE GEORGE BELLOWS SURVEY, ABSTRACT NO. 3 AND THE I.E. WADE SURVEY, ABSTRACT NO. 855, HARRIS COUNTY, TEXAS; SAID 6.4737 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE EASTERLY RIGHT-OF-WAY LINE OF BELTWAY 8 (300- FOOT WIDE RIGHT-OF-WAY RECORDED UNDER VOLUME 270, PAGE 134, OF THE HARRIS COUNTY MAP RECORDS CALLED AS NORTH 02° 19' 44" WEST); BEGINNING AT 3/4-INCH IRON ROD FOUND IN THE NORTHERLY RIGHT-OF-WAY LINE OF RICHMOND AVENUE (WIDTH VARIES AS RECORDED UNDER VOLUME 270, PAGE 134, OF THE HARRIS COUNTY MAP RECORDS) FOR THE SOUTHEAST CORNER OF A SAID 6.5736 ACRE TRACT AND SAID 2.898 ACRE TRACT, AND ALSO BEING THE MOST SOUTHERLY SOUTHWEST CORNER OF A CALLED 104.5260 ACRE TRACT DESCRIBED IN A DEED TO WEST 8 INVESTMENTS, L P., AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NO. T793763; THENCE, NORTH 89° 39' 36" WEST, ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID RICHMOND AVENUE COMMON TO THE SOUTHERLY LINE OF THIS HEREIN DESCRIBED TRACT, A DISTANCE OF 300.45 FEET TO A "X" SET IN CONCRETE FOR AN ANGLE POINT; THENCE, NORTH 84° 24' 45" WEST, CONTINUING ALONG SAID COMMON LINE, A DISTANCE OF 79.62 FEET TO A POINT FOR CORNER, FROM WHICH A FOUND TEXAS DEPARTMENT OF TRANSPORTATION MONUMENT BEARS SOUTH 37° EAST, A DISTANCE OF 0.27 FOOT; THENCE, SOUTH 88° 16' 30" WEST, CONTINUING ALONG SAD COMMON LINE, A DISTANCE OF 128.15 FEET TO A TEXAS DEPARTMENT OF TRANSPORTATION MONUMENT FOUND FOR CORNER; THENCE, NORTH 85° 56' 51" WEST, CONTINUING ALONG SAND COMMON LINE, A DISTANCE OF 34.23 FEET TO A TEXAS DEPARTMENT OF TRANSPORTATION MONUMENT FOUND FOR THE SOUTHERLY CUTBACK CORNER OF THIS HEREIN DESCRIBED TRACT; THENCE, NORTH 47° 05' 44" WEST, DEPARTING THE NORTHERLY LINE OF SAID RICHMOND AVENUE AND ALONG SAID CUTBACK LINE, A DISTANCE OF 78.71 FEET TO A 5/8-INCH IRON ROD (WITH CAP STAMPED "COTTON SURVEYING") SET AT THE NORTHERLY CUTBACK CORNER IN THE EASTERLY RIGHT-OF-WAY LINE OF BELTWAY 8 (300 FOOT WIDE RIGHT-OF-WAY AS A RECORDER UNDER VOLUME 270, PAGE 134, OF THE HARRIS COUNTY MAP RECORDS); THENCE, NORTH 08° 13' 37" WEST, ALONG THE EASTERLY RIGHT-OF-WAY LINE OF SAID BELTWAY 8 COMMON TO THE WESTERLY LINE OF THIS HEREIN DESCRIBED TRACT, A DISTANCE OF 34.29 FEET TO A POINT FOR CORNER, FROM WHICH A TEXAS DEPARTMENT OF TRANSPORTATION MONUMENT BEARS NORTH 26° 09' WEST, A DISTANCE OF 0.53 FOOT; THENCE, NORTH 02° 19' 44" WEST, CONTINUING ALONG SAID COMMON LINE, A DISTANCE OF 372.88 FEET TO A 5/8-INCH IRON ROD (WITH CAP STAMPED "CLARK/GEOGRAM") FOUND AT THE NORTHWEST CORNER OF THIS HEREIN DESCRIBED TRACT, FROM WHICH A 5/8-INCH IRON ROD FOUND AT THE MOST WESTERLY SOUTHWEST CORNER OF THE AFORESAID CALLED 104.5260 ACRE TRACT BEARS NORTH 15° 58' EAST, A DISTANCE OF 1.67 FEET; THENCE, NORTH 88° 25' 57" EAST, DEPARTING THE EASTERLY RIGHT-OF-WAY LINE OF SAID BELTWAY 8 AND ALONG THE NORTHERLY LINE OF SAID CALLED 6.5736 ACRE TRACT, A DISTANCE OF 600.15 FEET TO A 5/8- INCH IRON ROD FOUND FOR THE NORTHEAST CORNER OF THIS HEREIN DESCRIBED TRACT; THENCE, SOUTH 02° 19' 44" EAST, ALONG THE EASTERLY LINE OF THIS HEREIN DESCRIBED TRACT, A DISTANCE OF 485.00 FEET TO THE POINT OF BEGINNING, CONTAINING 6.4737 ACRES OF LAND IN HARRIS COUNTY, TEXAS, AS SHOWN ON DRAWING NO. 6667 (OS) IN THE OFFICES OF COTTON SURVEYING COMPANY IN HOUSTON, TEXAS.

EXHIBIT B

TENANT ESTOPPEL CERTIFICATE

                                , a                   (“Tenant”), executes this Estoppel Certificate to and in favor of                                   , a                                         , and/or its Assigns (“Purchaser”), with reference to the following facts:

A.            This Estoppel Certificate is made with respect to that certain Lease dated                                          (the “Lease”) between                      (“Landlord”) and Tenant affecting certain premises (the “Premises”) located at that certain office building located at                               ,                     , Texas (the “Building”).  Unless the context otherwise requires, capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Lease.

B.            Tenant has been informed by                      (“Current Landlord”), the current landlord of the Premises, that the Building is being sold to Purchaser and that in connection with such sale Current Landlord will assign all of Current Landlord’s rights and interest in the Lease and other leases to Purchaser.

Tenant hereby certifies to Purchaser as follows:

1.             Annexed hereto as Exhibit A is a full, true and correct copy of the Lease.  Except as contained in such exhibit, there are no amendments, addendum, riders, or supplements, with respect to the Lease.

2.             The commencement and expiration dates (without the exercise of any renewal options) of the Lease are                      and                               , respectively, and the current monthly rent due under the Lease is $                        , and the other current monthly payments due under the Lease are $                  , which amounts include parking charges of $           per month.

3.             The Lease is in full force and effect and there is no default existing thereunder on the part of Current Landlord or Tenant.

4.             The rent due under the Lease has been paid through and including the installment due and payable on                                   , 20      .  The next installment of rent which shall become due under the Lease shall be due and payable on                                   , 20      .

5.             There has been no prepayment of rent or other amounts due under the Lease.  The amount of any security deposit presently held under the Lease is $                    .

6.             Tenant is presently entitled to no offset, credit, or claims whatever against rent or other amounts due under the Lease.

EXHIBIT B-1

7.             Tenant has                                        (        ) options to extend the term of the Lease for a period of                            (        ) years each.

8.             Tenant has accepted occupancy of the Premises and Current Landlord has completed all of the improvements to the Premises required to be made by Current Landlord pursuant to the terms of the Lease.

9.             Tenant is not owed any concession (free rental or otherwise) or other similar compensation under the Lease, except as set forth below:

10.          There are no subleases which exist with respect to the Premises.

11.          Tenant does hereby acknowledge that it is aware that Current Landlord has executed or will execute an Assignment (hereinafter called the “Assignment”) of Current Landlord’s interest in the Lease to Purchaser.  Tenant hereby agrees, upon notification in writing from Seller or Purchaser, to make all payments of rent and other amounts due and payable under the Lease on and after the date of said notice to Purchaser.

12.          Tenant acknowledges that this Estoppel Certificate shall be binding upon the personal representatives, successors and assigns of Tenant and shall inure to the benefit of the successors and assigns of Purchaser.

13.          Tenant has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Tenant’s creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of the Tenant’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Tenant’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

14.          Tenant has been informed by Current Landlord that Purchaser is purchasing the Building based upon the Lease and the obligation of Tenant to pay rent and other amounts due under the terms of the Lease, which will be assigned to Purchaser.  In that respect, Tenant acknowledges that Purchaser is relying upon the certification made in this Estoppel Certificate.

IN WITNESS WHEREOF, Tenant has caused this certificate to be duly executed as of this      day of              , 20      .

TENANT

By:
Title:

EXHIBIT B-2

The undersigned guarantor under that certain Guaranty dated                        hereby joins in the foregoing Tenant Estoppel for the purpose of ratifying and confirming Tenant’s statements therein and represents that the Guaranty remains in full force and effect and that there are no defenses, counterclaims, claims of offset, or other claims of Guarantor under the Guaranty.

[GUARANTOR]

By:
Name:
Title:

EXHIBIT B-3

EXHIBIT C

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SERCUITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

SPECIAL WARRANTY DEED

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

THAT                                               , a Texas limited partnership (“Grantor”), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, has GRANTED, BARGAINED, SOLD and CONVEYED and by these presents does GRANT, BARGAIN, SELL and CONVEY unto                                                                  (“Grantee”), whose address for the purposes hereof is                                                                                                                                                                                 , that certain tract or parcel of land located in                      County, Texas, and being more particularly described in Exhibit A annexed hereto (the “Land”), together with (i) all improvements, buildings, structures and fixtures located thereon or attached thereto (collectively with the Land hereinafter referred to as the “Property”) and (ii) all and singular the rights, privileges, advantages, and appurtenances pertaining to the Property, including all right, title, and interest of Grantor, reversionary or otherwise, to all easements upon the Property and all adjacent roads, alleys, streets, strips, gores, or rights-of-way, if any, on or immediately abutting or adjacent to the Property.

This Special Warranty Deed is executed by Grantor and is accepted by Grantee subject to (i) those matters expressly set forth and described in Exhibit B attached hereto and incorporated herein by reference for all purposes, (ii) all other matters evident on the ground or that a current survey or visual inspection of the Property would reveal, and (iii) all laws, rules, and regulations of applicable governmental authorities having or asserting jurisdiction over the Property (collectively, the “Permitted Exceptions”), to the extent that same are valid and subsisting and affect the Property.

TO HAVE AND TO HOLD the Property, together with all and singular the rights, hereditaments and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever; and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the title to the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the Property or any part thereof, by, through or under Grantor, but not otherwise; subject, however, to the Permitted Exceptions.

Grantee assumes and agrees to pay taxes for 2012 and subsequent years.

EXHIBIT C-1

EXECUTED effective as of the            day of                       , 20      .

,
a

By:	,
a
Its:

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on                                  , 20      , by                                                                                             ,                                            of                                                 , a                                       , in its capacity as                                    of                                                 , a                                         , on behalf of said                                           .

Notary Public — State of

My Commission Expires:

Exhibit A — Legal Description

Exhibit B — Permitted Exceptions

EXHIBIT C-2

EXHIBIT D

BILL OF SALE AND ASSIGNMENT

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

THAT                                              , a Texas limited partnership (“Assignor”), for and in consideration of the sum of Ten and No/100 Dollars cash and other good and valuable consideration in hand paid by                                             , a                              (“Assignee”), whose address is                                                                 , the receipt and sufficiency of which is hereby acknowledged, HAS GRANTED, ASSIGNED, SOLD, and CONVEYED, and by these presents DOES GRANT, ASSIGN, SELL and CONVEY unto Assignee, all of Assignor’s right, title and interest, if any, in and to (i) any and all licenses, permits, certificates of occupancy, approvals, entitlements, development rights, air rights, construction contracts, architectural contracts, warranties, guaranties, bonds, telephone exchange numbers, engineering reports, plans and other intangible property or rights related to or benefiting any of that certain real property (the “Real Property”) located in                              County, Texas, as described on Exhibit A annexed hereto, and (ii) any and all machinery, equipment, fixtures, signage and other personal property located on and used in connection with the Real Property (hereinafter referred to collectively as the “Assigned Properties”).

ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES AS TO THE PHYSICAL CONDITION OR ANY OTHER MATTER AFFECTING OR RELATED TO THE ASSIGNED PROPERTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE (OTHER THAN WARRANTIES OF TITLE AS PROVIDED AND LIMITED HEREIN).  ASSIGNEE EXPRESSLY AGREES THAT THE ASSIGNED PROPERTIES ARE CONVEYED “AS IS” AND “WITH ALL FAULTS”.

This Bill of Sale and Assignment is executed effective as of                 , 20      .

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a

By:	,
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Its:

By:
Name:
Title:

EXHIBIT D

EXHIBIT E

ASSIGNMENT OF LEASES AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT OF LEASES AND ASSUMPTION AGREEMENT (this “Assignment”) is executed and entered into by and between                                             , a Texas limited partnership (“Assignor”) and                                                                             (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor is the owner of certain real property and improvements situated in                                  County, Texas, commonly known as “                                        “ and situated upon that certain parcel of land described more particularly on Exhibit A annexed hereto (collectively, the “Property”); and

WHEREAS, simultaneously with the execution and delivery hereof, Assignor is executing and delivering to Assignee a Special Warranty Deed granting and conveying the Property to Assignee; and

WHEREAS, Assignor, or Assignor’s predecessors in title, have heretofore entered into various tenant leases hereinafter set forth respecting the Property; and

WHEREAS, Assignor desires to assign and transfer to Assignee and Assignee desires to assume from Assignor all of the rights and benefits of Assignor in and to such tenant leases upon the terms hereinafter set forth.

NOW, THEREFORE, for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, CONVEY and DELIVER unto Assignee, its heirs, legal representatives, successors and assigns, all of the rights, powers, privileges and interests of Assignor in and to the tenant leases described in Exhibit B annexed hereto (hereinafter referred to as the “Tenant Leases”).

By acceptance hereof, Assignee hereby expressly assumes, and shall become obligated to keep, fulfill, observe, perform and discharge, each and every covenant, duty, debt and obligation that may accrue and become performable, due or owing after the effective date hereof by the Landlord under the terms, provisions and conditions of the Tenant Leases, which shall include, but without limitation, the obligation for security deposits and prepaid rental thereunder, Assignee’s assumption of which obligation as to security deposits and prepaid rental shall be consummated only to the extent that Assignee is given credit in the computation of the adjustments and prorations being made as a part of the closing of the sale of the Property from Assignor to Assignee.  Assignee will indemnify, defend, and hold Assignor harmless from any loss, attorney’s fees, expenses, or claims arising out of, allegedly arising out of, or related to Assignee’s failure to perform any of the obligations of the landlord under the Leases on and after this date.  Assignor shall remain liable for any obligation or liability that may have accrued under the Tenant Leases prior to the effective date hereof.

EXHIBIT E-1

This Assignment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

EXECUTED effective as of the          day of                       , 20      .

ASSIGNOR:

,
a

By: ,
a
Its:

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on the              day of                         , 20      , by                                       , a                                   , in its capacity as                              of                                               , a                                                   , on behalf of said                                         .

Notary Public in and for the State of Texas

ASSIGNEE:

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a

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF	§

EXHIBIT E-2

This instrument was acknowledged before me on the              day of                         , 20      , by                                       , a                                   , in its capacity as                              of                                               , a                                                   , on behalf of said                                         .

Notary Public in and for the State of Texas

EXHIBIT E-3

EXHIBIT F

CERTIFICATE OF PURCHASER

THE UNDERSIGNED,                                                                                         , (“PURCHASER”), HAS THIS DAY PURCHASED FROM                                                                                                                      , A                                                          (“SELLER”), THAT CERTAIN TRACT OR PARCEL OF REAL PROPERTY (AND ALL OF SELLER’S RIGHT, TITLE AND INTEREST IN AND TO ANY IMPROVEMENTS THEREON) DESCRIBED ON EXHIBIT A ANNEXED HERETO (SUCH REAL PROPERTY, ANY IMPROVEMENTS, ANY RELATED TANGIBLE AND INTANGIBLE PERSONAL PROPERTY RELATED THERETO, INCLUDING, WITHOUT LIMITATION, ANY LEASES AND CONTRACTS, BEING HEREINAFTER COLLECTIVELY CALLED THE “PROPERTY”).  PURCHASER EXECUTES AND DELIVERS THIS CERTIFICATE TO SELLER TO CONFIRM AND ACKNOWLEDGE THAT PURCHASER HAS PURCHASED THE PROPERTY IN ITS “AS IS”, “WHERE IS” CONDITION, WITH ALL FAULTS, AND WITHOUT WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, EXCEPT ONLY THE REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THE CONTRACT OF SALE BETWEEN SELLER AND PURCHASER DATED AS OF                   , 2012 (THE “CONTRACT”) AND THE TITLE WARRANTIES EXPRESSLY SET FORTH IN THE SPECIAL WARRANTY DEED (AND SPECIAL WARRANTY BILL OF SALE, IF EXECUTED AND DELIVERED) OF EVEN DATE HEREWITH.  WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THE CONTRACT THE SALE OF THE PROPERTY CONTEMPLATED HEREBY IS WITHOUT ANY WARRANTY, AND SELLER AND SELLER’S OFFICERS, AGENTS, DIRECTORS, EMPLOYEES, ATTORNEYS, CONTRACTORS AND AFFILIATES (COLLECTIVELY, “SELLER’S RELATED PARTIES”) EXPRESSLY DISCLAIM ANY WARRANTY, OF OR RELATING TO:  (I) THE USE, INCOME POTENTIAL, EXPENSES, OPERATION, CHARACTERISTICS OR CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF SUITABILITY, HABITABILITY, MERCHANTABILITY, DESIGN OR FITNESS FOR ANY SPECIFIC PURPOSE OR A PARTICULAR PURPOSE, OR GOOD AND WORKMANLIKE CONSTRUCTION; (II) THE NATURE OR QUALITY OF CONSTRUCTION, STRUCTURAL DESIGN AND ENGINEERING OF THE PROPERTY; (III) THE ENVIRONMENTAL CONDITION OF THE PROPERTY AND THE PRESENCE OR ABSENCE OF OR CONTAMINATION BY HAZARDOUS MATERIALS OR THE COMPLIANCE OF THE PROPERTY WITH ALL REGULATIONS OR LAWS RELATING TO HEALTH OR THE ENVIRONMENT; (IV) THE QUALITY OF THE LABOR AND MATERIALS INCLUDED IN THE PROPERTY; AND (V) THE SOIL CONDITIONS, DRAINAGE, FLOODING CHARACTERISTICS, UTILITIES OR OTHER CONDITIONS EXISTING IN OR ON THE PROPERTY.  PURCHASER HEREBY EXPRESSLY ASSUMES ALL RISKS, LIABILITIES, CLAIMS, DAMAGES AND COSTS (AND AGREES SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR OTHER DAMAGES) RESULTING OR ARISING FROM OR RELATED TO THE PROPERTY OR THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR OR OPERATION THEREOF.  IN CONSUMMATING THE PURCHASE OF THE PROPERTY,

EXHIBIT F-1

OTHER THAN THE REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THE CONTRACT, PURCHASER IS NOT RELYING ON ANY REPRESENTATIONS OR STATEMENTS (ORAL OR WRITTEN) WHICH MAY HAVE BEEN MADE OR MAY BE MADE BY SELLER OR SELLER’S RELATED PARTIES, AND IS RELYING SOLELY UPON PURCHASER’S OR ITS REPRESENTATIVES’ OWN PHYSICAL INSPECTION OF THE PROPERTY.  PURCHASER EXPRESSLY WAIVES, TO THE EXTENT ALLOWED BY LAW, ANY CLAIMS UNDER FEDERAL, STATE OR OTHER LAW THAT PURCHASER MIGHT OTHERWISE HAVE AGAINST SELLER RELATING TO THE CONDITION OF THE PROPERTY.  PURCHASER FURTHER ACKNOWLEDGES THAT THIS CERTIFICATE IS A MATERIAL INDUCEMENT TO SELLER TO CONSUMMATE THE PURCHASE AND SALE OF THE PROPERTY.

EXECUTED THIS              DAY OF                                 , 2012.

PURCHASER:

By:	FORM NOT FOR SIGNATURE
Name:
Title:

[ADD ACKNOWLEDGEMENT]

Exhibit A — Legal Description

EXHIBIT F-2

EXHIBIT G

Defeasance Three-Day Closing Process

Day 1:  Purchase of the Securities (“Circle Day”):

1)             Servicer’s counsel confirms approval and receipt of all due diligence items from the defeasance checklist, including original signatures to the defeasance documents;

2)             Borrower confirms funds from the underlying refinance/sale will be delivered into escrow no later than Day 2 of our process;

3)             Borrower authorizes Commercial Defeasance to “circle” or initiate the purchase of Securities to settle DAY 3.  Borrower must fax or email the “Securities Purchase Instructions and Authorization” form (a deal specific form will be sent out prior to closing) to Commercial Defeasance by 3:00 pm ET to initiate the purchase of Securities.

Note: SECURITIES MUST BE PAID FOR ON DAY 3 BY 2:00pm ET; otherwise, any breakage costs are the Borrower’s responsibility.

4)             Commercial Defeasance “circles” the portfolio of Securities through the outside Broker-Dealer and distributes final numbers to all parties via the final defeasance closing statement

5)             Title Company incorporates these numbers into the underlying settlement statement;

6)             Servicer’s counsel distributes the defeasance Closing Instruction Letter; and

7)             Servicer’s counsel sends all original mortgage release or assignment documents to the Title Company.

Day 2:  Close Underlying Transaction into Escrow (“Safety Day”):

1)             Borrower facilitates closing the underlying transaction into escrow;

2)             Each of Title Company and Escrow Agent, as applicable, confirms receipt by the close of business:

a.              Funds sufficient to close defeasance and underlying transaction

b.              Original mortgage release or assignment documents;

3)             Borrower, Escrow Agent and Title Company fax or email signatures to Closing Instruction Letter to Servicer’s Counsel and Commercial Defeasance by the end of business; and

4)             Each of Title Company and Escrow Agent confirms there are no issues that will prevent the flow of funds on Day 3.

Day 3: Settle Securities and Record Mortgage Documents (“Closing Day”)

1)             When markets open, outside Broker-Dealer transfers the securities electronically to the Securities Intermediary for settlement;

2)             Securities Intermediary typically confirms receipt between 10:30-11:30am ET;

EXHIBIT G-1

3)             Servicer’s Counsel instructs the Escrow Agent to disburse funds pursuant to the Closing Instruction Letter to Securities Intermediary in order to settle the Securities trades; **NOTE: THIS WIRE MUST BE RECEIVED BY SECURITIES INTERMEDIARY BY 2:00pm ET otherwise, breakage costs may apply**

4)             Escrow Agent provides Fed Reference number to Securities Intermediary to track wire;

5)             Once Securities Intermediary confirms receipt of the wire from the Escrow Agent, Servicer’s Counsel instructs Title Company and Escrow Agent to break escrow to file/record mortgage documents and disburse all remaining wires per the Closing Instruction Letter; and

6)             Defeasance closes once all items are completed per the Closing Instruction Letter.

EXHIBIT G-2

CONTRACT OF SALE – EXHIBIT H-1 EXHIBIT H PERSONAL PROPERTY SCHEDULE GRANITE WESTCHASE I Schedule A - 2012 Inventory Address - 10370 Richmond, suite 160 Houston, Texas 77042 Ownership - Granite Westchase Partners, Ltd. Property Description quantity desks 3 chairs 4 file cabinet (2 drawer) 2 Bookcases 3 refrigerator 1 EMS computer 4 printer 1 file cabinet (5 drawer) 1 chairs 4 reception chairs 2 microwave 1 Access Control 1  Total Good Faith Value

CONTRACT OF SALE – EXHIBIT H-2  FITNESS CENTER EQUIPMENT Star Trac Pro Series Treadmill 3 Star Trac Total Body Trainer with Select Fit 2 Star Trac P Series Upright Bike 1 Star Trac Instinct Leg Press/Calf Raise 1 Star Trac Instinct Leg Extension/Leg Curl 1 Star Trac Instinct Dual Adjustable Pulley 1 Star Trac Instinct Multi Press 1 Star Trac Instinct Lat Pull Down/Vertical Row 1 Star Trac Instinct Biceps Curl/Triceps Extension 1 Star Trac instinct Multi Adjustable Bench 2 Star Trac Instinct Abdominal/Decline Bench 1 Star Trac Instinct Dumbbell Rack 2 Tier 1 Star Trac Pull-Up/Dip/Vertical Knee Raise 1 TKO SDS BG End Cap 5-50lb DB Pairs w/Trip Grip 1 Detecto Physician Scale with Ht Rod 400lb capacity 1 Star Trac P Series Recumbent Bike 1 Star Trac Instinct Olympic Incline Bench 1

CONTRACT OF SALE – EXHIBIT H-3  Westchase I Lobby Furniture 1 cloth love seat 2 cloth chairs 1 small table 2 abstract cloth hanging art pieces 1 large oil painting Westchase II Lobby Furniture 8 brown leather and steel chairs 4 sets of stack wooden and chrome tables 2 curved wooden benches 2 large oil paintings 2 attached colored glass lighted wall features

EXHIBIT I

LIST OF LEASES

Granite Westchase I

Robert Half International:

Lease dated April 25, 2003

First Amendment dated February 4, 2008

Acceptance of Premises dated June 26, 2008

Houston West Chamber of Commerce:

Lease dated March 7, 2006

Acceptance of Premises dated April 17, 2006

Assignment dated February 1, 2008

First Amendment dated December 17, 2009

General Datatech L.P.:

Lease dated June 28, 2012

Vista Host, Inc.:

Lease dated June 8, 1990

First Amendment dated March 19, 1991

Second Amendment dated August 30, 1999

Third Amendment dated April 25, 2005

Fourth Amendment dated February 21, 2011

Jin Grier:

Lease dated April 28, 2006

First Amendment dated February 21, 2011

Hair Club for Men, LLC:

Lease dated February 20, 2004

First Amendment dated June 14, 2004

Acceptance of Premises dated May 5, 2008

Second Amendment dated August 20, 2010

Acceptance of Premises dated October 19, 2010

Keyera Energy, Inc.:

Lease dated December 22, 2005

First Amendment dated November 24, 2008

Amphora, Inc.:

Lease dated July 21, 2011

Acceptance of Premises dated September 29, 2011

Centerstone Insurance & Financial Services d/b/a Benefitmall:

Lease dated March 16, 2012

Acceptance of Premises dated May 4, 2012

Neudesic, LLC:

Lease dated November 18, 2011

Acceptance of Premises dated July 9, 2012

EXHIBIT I-1

Tristream Energy, LLC:

Lease dated September 20, 2011

Acceptance of Premises dated November 21, 2011

Prometheus Energy Group, Inc.:

Lease dated March 12, 2012

Clarification letter March 15, 2012

Acceptance of Premises dated May 21, 2012

ARUP USA, Inc.:

Lease dated August 28, 2012

Cotemar International, LLC:

Lease dated January 7, 2011

Acceptance of Premises dated June 16, 2011

Icon NGS, LLC:

Lease dated April 22, 2010

Acceptance of Premises dated June 21, 2010

Central Crude, Inc.:

Lease dated March 22, 2002

First Amendment dated May 19, 2004

Acceptance of Premises dated July 2, 2004

Second Amendment dated June 30, 2009

Vector Seismic Data Processing, Inc.:

Lease dated March 17, 2003

First Amendment dated June 27, 2006

Acceptance of Premises dated July 28, 2009

Second Amendment dated January 3, 2012

Acceptance of Premises dated February 6, 2012

MFT Interests GP, LLC:

Lease dated April 15, 2010

Acceptance of Premises dated May 6, 2010

Correction letter dated May 20, 2010

Furmanite Corporation:

Lease dated December 19, 2011

Acceptance of Premises Memo dated March 13, 2012

First Amendment dated February 24, 2012

Second Amendment dated August 14, 2012

International Association of Drilling Contractors:

Lease dated May 9, 2003

First Amendment dated June 29, 2005

Acceptance of Premises dated August 18, 2005

Second Amendment dated October 2, 2007

Third Amendment dated January 31, 2011

Fourth Amendment dated February 16, 2011

Acceptance of Premises dated August 1, 2011

Fifth Amendment dated March 13, 2012

Acceptance of Premises dated June 28, 2012

EXHIBIT I-2

Dr. Craig Armstrong:

Lease dated December 24, 2002

First Amendment dated March 3, 2011

Acceptance of Premises dated July 12, 2011

JGC (USA), Inc.:

Lease dated November 6, 1991

First Amendment dated December 23, 1996

Second Amendment dated July 8, 1997

Third Amendment dated December 20, 2001

Fourth Amendment dated October 27, 2005

Fifth Amendment dated November 18, 2008

Acceptance of Premises dated March 3, 2009

Sixth Amendment dated August 15, 2012

STV, Inc.:

Lease dated October 24, 2006

Acceptance of Premises dated December 5, 2006

First Amendment dated December 1, 2011

Oilog, Inc.:

Lease dated November 1, 2005

First Amendment dated September 23, 2010

Second Amendment dated June 28, 2012

Edgen Murray Corporation:

Lease dated January 18, 2007

First Amendment dated February 23, 2007

Acceptance of Premises dated April 11, 2007

Second Amendment dated May 14, 2007

Acceptance of Premises dated November 2, 2007

Interface EAP, Inc.:

Lease dated September 29, 2003

Acceptance of Premises dated January 29, 2004

First Amendment dated November 25, 2003

Second Amendment dated October 14, 2008

Third Amendment dated April 29, 2009

Ranger Offshore, Inc.:

Lease dated June 15, 2010

Hitachi Consulting Corporation, a Delaware corporation:

Lease dated June 11, 2001

Name change letter dated June 3, 2003

First Amendment dated July 19, 2006

Second Amendment dated July 15, 2011

Acceptance of Premises dated December 9, 2011

Nommensen & Williams, P.C.:

Lease dated November 7, 2001

First Amendment dated October 13, 2008

Acceptance of Premises dated May 11, 2009

EXHIBIT I-3

IPBTEL, LLC formerly known as I.P. Bell LLC:

Lease dated December 13, 2011

Acceptance of Premises Memo dated May 7, 2012

Name change March 7, 2012

SSP Offshore Services, Inc.:

Lease dated May 9, 2012

Catapult Systems, Inc.:

Lease dated January 25, 2012

Larsen & Toubro Infotech Limited:

Lease dated June 16, 2010

Acceptance of Premises dated August 31, 2010

First Amendment dated January 21, 2011

Second Amendment dated May 2, 2011

Acceptance of Premises dated May 23, 2011

Tata Steel International (Americas), Inc.:

Lease dated December 13, 2011

Acceptance of Premises dated March 9, 2012

Thamm & O’Briant, LLP:

Lease dated March 5, 2012

Acceptance of Premises dated July 25, 2012

CALSEP Inc.

Lease dated July 30, 2012

Tucker, Taunton, Snyder & Slade, PC:

Lease dated April 18, 2003

First Amendment dated July 22, 2004

Acceptance of Premises dated November 18, 2004

Second Amendment dated November 11, 2009

Third Amendment dated July 29, 2010

Dun & Bradstreet, Inc.:

Lease dated April 19, 2010

Instituto Tecnologico de Estudios Superiores de Monterrey and Tecnologico de Monterrey Foundation:

Lease dated March 9, 2011

Acceptance of Premises dated August 1, 2011

The Guardian Life Insurance Company of America:

Lease dated February 23, 2010

Acceptance of Premises dated May 7, 2010

ComCast of Houston, LLC:

Telecom License Agreement dated June 19, 2012

EXHIBIT I-4

Level 3 Communications, LLC:

Telecom License Agreement dated June 19, 2012

Logix Communications, LP:

Telecom License Agreement dated September 1, 2006

First Amendment dated March 19, 2010

tw Telecom of Texas, LLC:

Telecom License Agreement dated October 20, 2008

Granite Westchase II

Petrobras America, Inc.

Lease dated October 10, 2006

First Amendment dated September 11, 2007

Second Amendment dated February 1, 2008

Third Amendment dated August 19, 2010

Acceptance of Premises dated November 12, 2008

Acceptance of Premises dated November 23, 2009

Management Agreement dated July 31, 2008

Sublease Consent and Agreement dated May 3, 2012

Decline to Purchase letter dated October 2, 2012

TGC Industries, Inc.:

Lease dated September 8, 2011

Acceptance of Premises dated February 15, 2012

Startex Title Company:

Lease dated October 24, 2007

Acceptance of Premises dated June 18, 2009

United States Fire Insurance Company:

Lease dated August 27, 2007

First Amendment dated July 2, 2008

Aveva, Inc.:

Lease dated June 30, 2008

Acceptance of Premises dated February 2, 2009

Precision Drilling Oilfield Services Corporation:

Lease dated July 28, 2010

First Amendment dated February 13, 2012

Acceptance of Premises dated February 14, 2011

NEOS Geosolutions, Inc.

Lease dated October 19, 2011

Acceptance of Premises dated March 1, 2012

EXHIBIT I-5

Malone & Bailey PC:

Amended and Restated Office Lease dated effective October 16, 2006 and executed on December 29, 2009

ComCast of Houston, LLC:

Telecom License Agreement dated June 19, 2012

Level 3 Communications, LLC:

Telecom License Agreement dated June 19, 2012

Logix Communications, LP:

Telecom License Agreement dated June 1, 2008

First Amendment dated July 29, 2008

Second Amendment dated March 19, 2010

Email renewal July 27, 2011

Phonoscope, Ltd:

Telecom License Agreement dated September 1, 2008

Letter renewal November 10, 2011

tw Telecom of Texas, LLC:

Telecom License Agreement dated October 20, 2008

T-Mobile West Corporation:

Telecom License Agreement dated July 20, 2009

EXHIBIT I-6

EXHIBIT J

SERVICE CONTRACTS

GRANITE WESTCHASE I **SERVICE CONTRACTS**
10370 Richmond

Vendor	Type of Service	Contract Beginning Date	Contract End Date	Monthly Contract Amount	Non-assignable	Silent	Comments	Contact Name	Telephone Number	Address
ABM Security Services	Security - On Site	8/1/2011	7/31/2012	$ 251,538.78			Annual split for GW I & GWII	Santiago Garcia	(713) 409-8793	7324 Southwest Freeway, Suite 1400, Houston, Texas 77074
ABM Security Services	Security - On Site	8/1/2012	7/31/2013	$ 256,546.29			Annual split for GW I & GWII	Santiago Garcia	(713) 409-8793	7324 Southwest Freeway, Suite 1400, Houston, Texas 77074
ABM Security Services	Security - On Site	8/1/2013	8/1/2014	$ 261,325.37			Annual split for GW I & GWII	Santiago Garcia	(713) 409-8793	7324 Southwest Freeway, Suite 1400, Houston, Texas 77074
Aluminum Maintenance Systems of Texas	Metal refinishing doors/elevators	1/1/2012	12/31/2012	$ 644.09			Monthly	Rodney Powdrill	(713) 520-9573	7777 Parnell, Houston, Texas 77021
Energy & Waste Consultants, LLC	Waste Consultant	6/1/2012	12/31/2012				50% of Savings Realized-split GW I & GW II	John Paulsen	(281) 734-9138	P. O. Box 132432, The Woodlands, Texas 77393
Evolve Customer Support LLC	Generator PM's	1/1/2012	12/31/2012	$ 4,729.28			Anual amount	Steve Howell- Lindy Devitt	(832) 375-0099	10555 Cossey Road, Houston, Texas 77070
Holders Pest Control	Pest Control	11/1/2011	10/31/2012	$ 311.32			Building, Gina's Deli-Bio/Drain Service & Pest Service	Sam Maultsby	(281) 561-9999	10530 Rockley Rd., Suite 110, Houston, Texas 77099
Interactive Controls Incorporated	Fire Alarm Monitoring	5/31/2011	5/30/2014	$ 38.50			Monthly	Ben Smith	(713) 944-9094	551 North Shepherd, Suite 220, Houston, Texas 77007
Kings III of America, Inc. N.A.	Elevator Monitoring	11/1/2011	10/31/2012	$ 304.10			Monthly	Delta Morris	(866) 632-5884 ext. 228	751 Canyon Drive #100, Coppell, Texas 75019
Lawn Management Company, Inc.	Exterior Landscaping	8/1/2011	7/31/2013	$ 1,753.65			Monthly split for GW I & GW II	Brad Cox	713-688-2435	P. O. Box 55504, Houston, Texas 77255
On-Site Fitness Services, Inc.	Fitness Center PM's	9/1/2011	8/31/2014	$ 162.38			Monthly split for GW I & GW II	Bret Carter	(817) 785-9195	407 113th Street, Arlington, Texas 76011
Plant Interscapes, Inc.	Interior Landscaping	1/1/2012	12/31/2012	$ 451.22			Monthly	Elizabeth Kantner	(281) 304-7190	9101 Jameel, Suite 140, Houston, Texas 77040
Pritchard Industries	Janitorial Services	1/1/2012	12/31/2014	$ 422.50			Fitness Center	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Pritchard Industries	Janitorial Services	1/1/2012	12/31/2012	$ 15,861.16			Nightly Cleaning	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Pritchard Industries	Janitorial Services	1/1/2012	12/31/2012	$ 2,365.26			Expendable Supplies	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Pritchard Industries	Janitorial Services	1/1/2012	12/31/2012	$ 2,527.64			Day Porter	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Pritchard Industries	Janitorial Services	1/1/2013	12/31/2013	$ 16,334.21			Nightly Cleaning	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Pritchard Industries	Janitorial Services	1/1/2012	12/31/2013	$ 2,448.74			Expendable Supplies	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Pritchard Industries	Janitorial Services	1/1/2012	12/31/2013	$ 2,603.47			Day Porter	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Pritchard Industries	Janitorial Services	1/1/2013	12/31/2014	$ 16,640.31			Nightly Cleaning	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Pritchard Industries	Janitorial Services	1/1/2013	12/31/2014	$ 2,504.39			Expendable Supplies	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Pritchard Industries	Janitorial Services	1/1/2013	12/31/2014	$ 2,681.57			Day Porter	Leonard Schur	713-957-1387	4040 Directors Row, Houston, Texas 77092
Professional Janitorial	Garage Power Blowing	8/1/2011	7/31/2012	$ 460.06			Monthly split for GW I & GW II	Floyd Mahanay	(713) 850-0287	2303 Nance, Houston, Texas 77020
Professional Janitorial	Garage Power Blowing	8/1/2012	7/31/2013	$ 460.06			Monthly split for GW I & GW II	Floyd Mahanay	(713) 850-0287	2303 Nance, Houston, Texas 77020
Sarah's Florist	Interior Landscaping	10/24/2011	12/31/2012	$ 92.01			Weekly	Sarah Cain	(281) 497-5533	11195 Westheimer, Houston, Texas 77042
Thyssenkrupp Elevator Corporation	Elevator Maintenance	11/1/2010	10/31/2011	$ 3,683.16			Monthly	Gary Ball	(713) 849-2191	14820 Tomball Parkway, Suite 190, Houston, Texas 77086
Thyssenkrupp Elevator Corporation	Elevator Maintenance	11/1/2011	10/31/2012	$ 3,867.32			Monthly (cap adjustment @ 5%)	Gary Ball	(713) 849-2191	14820 Tomball Parkway, Suite 190, Houston, Texas 77086
Thyssenkrupp Elevator Corporation	Elevator Maintenance	11/1/2012	10/31/2013	$ 4,060.68			Monthly (cap adjustment @ 5%)	Gary Ball	(713) 849-2191	14820 Tomball Parkway, Suite 190, Houston, Texas 77086
Waste Management	Trash removal-3 yard, Tues. & Thurs	9/1/2011	12/31/2012	$ 60.00			Monthly split for GW I & GW II	Eric Endicott	(281)620-5416	1901 Afton Road, Houston, Texas 77055
Waste Management	Trash removal-8 yard, M-F	9/1/2011	12/31/2012	$ 330.00			Monthly split for GW I & GW II	Eric Endicott	(281)620-5416	1901 Afton Road, Houston, Texas 77055

CONTRACT OF SALE – EXHIBIT J-1

EXHIBIT J SERVICE CONTRACTS GRANITE WESTCHASE I SERVICE CONTRACTS 10370 Richmond Vendor Type of Service ABM Security Services Security On Site ABM Security Services Security On Site ABM Security Services Security On Site Aluminum Maintenance Systems of Texas Metal refinishing doors/elevators Energy & Waste Consultants, LLC Waste Consultant Evolve Customer Support LLC Generator PM’s Holders Pest Control Pest Control Interactive Controls Incorporated Fire Alarm Monitoring Kings ill of America, inc N.A. Elevator Monitoring Lawn Management Company, Inc Exterior Landscaping On-Site Fitness Services, Inc Fitness Center PM’s Plant interscapes, Inc interior Landscaping Pritchard industries Janitorial Services Pritchard industries Janitorial Services Pritchard industries Janitorial Services Pritchard industries Janitorial Services Pritchard industries Janitorial Services Pritchard industries Janitorial Services Pritchard industries Janitorial Services Pritchard industries Janitorial Services Pritchard industries Janitorial Services Pritchard industries Janitorial Services Professional Janitorial Garage Power Blowing Professional Janitorial Garage Power Blowing Sarah’s Florist interior Landscaping ThyssenKrupp Elevator Corporation Elevator Maintenance ThyssenKrupp Elevator Corporation Elevator Maintenance ThyssenKrupp Elevator Corporation Elevator Maintenance Waste Management Trash removal-3 yard, Tues, & Thurs Waste Management Trash removal-8 yard, M-F CONTRACT OF SALE - EXHIBIT J-1 Comments Contact Name Telephone Number Annual split for GW I & GWI Santiago Garcia (713) 409-8793 Annual split for GW I & GWI Santiago Garcia (713) 409-8793 Annual split for GW I & GWI Santiago Garcia (713) 409-8793 Monthly Rodney Powdrill (713) 520-9573 50% of Savings Realized-split GW I & GW II John Paulsen (281) 734-9138 Anual amount Steve Howell- Lindy Devitt (832) 375-0099 Building Gina’s Deli-Bio/Drain Service & Pest Service Sam Maultsby (281) 561-9999 Monthly Ben Smith (713) 944-9094 Monthly split for GW I & GW II Delta Morris (866) 632-5884 ext 228 Monthly split for GW I & GW II Brad Carter 713-688-2435 Monthly Brez Carter (817) 785-9195 Monthly Elizabeth Kantner (281) 304-7190 Fitness Center Leonard Schur 713-957-1387 Nightly Cleaning Leonard Schur 713-957-1387 Expendable Supplies Leonard Schur 713-957-1387 Day Porter Leonard Schur 713-957-1387 Nightly Ckeaning Leonard Schur 713-957-1387 Expendable Supplies Leonard Schur 713-957-1387 Day Porter Leonard Schur 713-957-1387 Nightly Ckeaning Leonard Schur 713-957-1387 Expendable Supplies Leonard Schur 713-957-1387 Day Porter Leonard Schur 713-957-1387 Monthly split for GW I & GW II Floyd Mahanay (713) 850-0287 Monthly split for GW I & GW II Floyd Mahanay (713) 850-0287 Weekly Sarah Cain (281) 497-5533 Monthly Gary Ball (713) 849-2191 Monthly (cap adjustment @ 5%) Gary Ball (713) 849-2191 Monthly (cap adjustment @ 5%) Gary Ball (713) 849-2191 Monthly (cap adjustment @ 5%) Eric Endicott (281) 620-5416 Monthly (cap adjustment @ 5%) Eric Endicott (281) 620-5416 Address 7324 Southwest Freeway, Suite 1400, Houston, Texas 77074 7324 Southwest Freeway, Suite 1400, Houston, Texas 77074 7324 Southwest Freeway, Suite 1400, Houston, Texas 77074 7777 Parnell, Houston, Texas 77021 P.O. Box132432, The woodlands, Texas 77393 10555 Cossey Road, Houston, Texas 77070 10530 Rockley Rd., Suite 110, Houston, Texas 77099 551 North Shepherd, Suite 220, Houston, Texas 77007 751 Canyon Drive #100, Coppell, Texas 75019 P.O. Box 55504, Houston, Texas 77255 407 113th Street, Arlington, Texas 76011 9101 Jameel, Suite 140, Houston, Texas 77040 4040 Directors Row, Houston, Texas 77092 4040 Directors Row, Houston, Texas 77092 4040 Directors Row, Houston, Texas 77092 4040 Directors Row, Houston, Texas 77092 4040 Directors Row, Houston, Texas 77092 4040 Directors Row, Houston, Texas 77092 4040 Directors Row, Houston, Texas 77092 4040 Directors Row, Houston, Texas 77092 4040 Directors Row, Houston, Texas 77092 4040 Directors Row, Houston, Texas 77092 2303 Nance, Houston, Texas 77020 2303 Nance, Houston, Texas 77020 11195 Westheimer, Houston, Texas 77042 14820 Tombal Parkway, Suite 190, Houston, Texas 77086 14820 Tombal Parkway, Suite 190, Houston, Texas 77086 14820 Tombal Parkway, Suite 190, Houston, Texas 77086 1901 Afton Road, Houston, Texas 77055 1901 Afton Road, Houston, Texas 77055 Contract Beginning Date Contract End Date Monthly Contact Amount Nonassignable silent 8/1/2011 7/31/2012 $251,538.78 8/1/2012 7/31/2013 $256,546.29 8/1/2013 8/1/2014 $261,325.37 1/1/2012 12/31/2012 $644.09 6/1/2012 12/31/2012 1/1/2012 12/31/2012 $4,729.28 11/1/2011 10/31/2012 $311.32 5/31/2011 5/30/2014 $38.50 11/1/2011 10/31/2012 $304.10 8/1/2012 7/31/2013 $1,753.65 9/1/2012 8/31/2013 $162.38 1/1/2012 7/31/2012 $451.22 1/1/2012 12/31/2014 $422.50 1/1/2012 12/31/2012 $15,861.16 1/1/2012 12/31/2012 $2,365.26 1/1/2012 12/31/2012 $2,527.64 1/1/2013 12/31/2013 $16,640.31 1/1/2012 12/31/2013 $2,448.74 1/1/2012 12/31/2013 $2,603.47 1/1/2013 12/31/2014 $16,640.31 1/1/2013 12/31/2014 $2,504.39 1/1/2013 12/31/2014 $2,681,57 8/1/2011 7/31/2012 $460.06 8/1/2012 7/31/2012 $460.06 10/24/2011 12/31/2012 $92.01 11/1/2010 10/31/2011 $3,683.16 11/1/2011 10/31/2012 $3,867.32 11/1/2012 10/31/2013 $4,060.68 9/1/2011 12/31/2012 $60.00 9/1/2011 12/31/2012 $330.00

GRANITE WESTCHASE II **SERVICE CONTRACTS**

10350 Richmond

Vendor	Type of Service	Contract Beginning Date	Contract End Date	Monthly Contract Amount	Non-assignable	Silent	Comments	Contact Name	Telephone Number	Address
ABM Security Services	Security - On Site	8/1/2011	7/31/2012	$ 251,538.79			Annual split for GW I & GWII	Santiago Garcia	(713) 409-8793	7324 Southwest Freeway, Suite 1400, Houston, Texas 77074
ABM Security Services	Security - On Site	8/1/2012	7/31/2013	$ 256,546.29			Annual split for GW I & GWII	Santiago Garcia	(713) 409-8793	7324 Southwest Freeway, Suite 1400, Houston, Texas 77074
ABM Security Services	Security - On Site	8/1/2013	7/31/2014	$ 261,325.37			Annual split for GW I & GWII	Santiago Garcia	(713) 409-8793	7324 Southwest Freeway, Suite 1400, Houston, Texas 77074
Aluminum Maintenance Systems of Texas	Metal refinishing doors/elevators	8/1/2011	7/31/2012	$ 1,196.97			Monthly	Rodney Powdrill	(713) 520-9573	7777 Parnell, Houston, Texas 77021
Aquatrol Services, Inc.	Water Management	7/1/2011	6/30/2012	$ 484.96			Monthly	Martin Schipper	(281) 447-5503	P. O. Box 91537, Houston, Texas 77291
Ash Automated Control Systems LLC	BAS Remote Support	7/1/2011	6/30/2012	$ 378.88			Monthly	Randy Ash	(281) 346-1400	P. O. Box 1113, Fulsher, Texas 77411
Energy & Waste Consultants, LLC	Waste Consultant	6/1/2012	11/31/2012				50% of Savings Realized-split GW I & GW II	John Paulsen	(281) 734-9138	P. O. Box 132432, The Woodlands, Texas 77393
Evolve Customer Support LLC	Generator PM's	1/1/2012	12/31/2012	$ 4,978.26			Annual amount	Steve Howell-Lindy Devitt	(832) 375-0099	10555 Cossey Road, Houston, Texas 77070
Holders Pest Control	Pest Control	8/1/2011	7/31/2012	$ 212.17			Building	Sam Maultsby	(281) 561-9999	10530 Rockley Rd., Suite 110, Houston, Texas 77099
Interactive Controls Incorporated	Fire Alarm Monitoring	5/31/2011	5/30/2014	$ 38.50			Monthly	Ben Smith	(713) 944-9094	551 North Shepherd, Suite 220, Houston, Texas 77007
Kings III of America, Inc. N.A.	Elevator Monitoring	6/1/2012	5/31/2013	$ 271.62			Monthly	Delta Morris	(866) 632-5884 ext. 228	751 Canyon Drive #100, Coppell, Texas 75019
Lawn Management Company, Inc.	Exterior Landscaping	8/1/2011	7/31/2013	$ 1,753.65			Monthly split for GW I & GW II	Brad Cox	713-688-2435	P. O. Box 55504, Houston, Texas 77255
Plant Interscapes, Inc.	Interior Landscaping	1/1/2012	12/31/2012	$ 451.22			Monthly	Elizabeth Kantner	(281) 304-7190	9101 Jameel, Suite 140, Houston, Texas 77040
Professional Janitorial Services of Houston, Inc.	Janitorial Services	8/1/2011	7/31/2012	$ 17,184.22			Nightly Cleaning ($.0547per square foot)	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Janitorial Services	8/1/2011	7/31/2012	$ 2,670.31			Expendable Supplies($.0085 per square fo	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Janitorial Services	8/1/2011	7/31/2012	$ 2,210.00			Day Porter	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Janitorial Services	8/1/2012	7/31/2013	$ 17,498.38			Nightly Cleaning ($.0557 per square foot)	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Janitorial Services	8/1/2012	7/31/2013	$ 2,210.00			Expendable Supplies($.0085 per square fo	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Janitorial Services	8/1/2012	7/31/2013	$ 2,409.33			Day Porter	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Janitorial Services	8/1/2013	7/31/2014	$ 17,812.53			Nightly Cleaning ($.0567 per suare foot)	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Janitorial Services	8/1/2013	7/31/2014	$ 2,210.00			Expendable Supplies($.0085 per square fo	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Janitorial Services	8/1/2013	7/31/2014	$ 2,476.93			Day Porter	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Garage Power Blowing	8/1/2011	7/31/2012	$ 460.06			Monthly split for GW I & GW II	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Professional Janitorial Services of Houston, Inc.	Garage Power Blowing	8/1/2012	7/31/2013	$ 460.06			Monthly split for GW I & GW II	Floyd Mahanay	(713) 850-0287	2300 Nance, Houston, Texas 77020
Sarah's Florist	Interior Landscaping	10/24/2011	12/31/2012	$ 92.01			Weekly	Sarah Cain	(281) 497-5533	11195 Westheimer, Houston, Texas 77042
Sodexho Services of Texas	Food Service Facility	2/1/2009	8/31/2019				Monthly-Allowance for Sodexho equal to the greater of (1) two and one half percent (2.5%) of Net Sales for the applicable Accounting Period or (2) Ten Thousand Dollars ($10,000.00) per Fiscal Year. See agreement.	Justin Marino	(713) 782-5055	10350 Richmond, Suite 100, Houston, Texas 77042
ThyssenKrupp Elevator Corporation	Elevator Maintenance	11/21/2011	11/20/2016	$ 3,095.24			Monthly	Gary Ball	(713) 849-2191	14820 Tomball Parkway, Suite 190, Houston, Texas 77086
Waste Management	Trash removal-3 yard, Tues. & Thurs	9/1/2011	12/31/2012	$ 60.00			Monthly split for GW I & GW II	Eric Endicott	(281)620-5416	1901 Afton Road, Houston, Texas 77055
Waste Management	Trash removal-8 yard, M-F	9/1/2011	12/31/2012	$ 330.00			Monthly split for GW I & GW II	Eric Endicott	(281)620-5416	1901 Afton Road, Houston, Texas 77055

CONTRACT OF SALE – EXHIBIT J-2

Comments Contact Name Annual split for GWI & GWII Santiago Garcia Annual split for GWI & GWII Santiago Garcia Annual split for GWI & GWII Santiago Garcia Monthly Rodney Powdrll Monthly Martin Schipper Monthly Randy Ash 50% of saving realized split gwi&gwii john Paulsen  Scott Howell-Lindy Annual amount Devitt Building Sam Maultsy Monthly Ben Smith Monthly Delta Morris Monthly Split for GwI & GWII Brad Cox Monthly Elizabeth Kantner Nightly cleaning ($.0547 per square foot) Floyd Mahanay Expendable Supplies ($.0085 per square foot) Floyd Mahanay Day Porter Floyd Mahanay Nightly cleaning ($.0557 per square foot) Floyd Mahanay Expendable Supplies ($.0085 per square foot) Floyd Mahanay Day Porter Floyd Mahanay Nightly cleaning ($.0567 per square foot) Floyd Mahanay Expendable Supplies ($.0085 per square foot) Floyd Mahanay Day Porter Floyd Mahanay Monthly split for GWI & GWII Floyd Mahanay Monthly split for GWI & GWII Floyd Mahanay Weekly Sarah Cain Monthly Allowance for Sodexho equal to the greater of (1) two and one half percent (2.5%) of Net Sales for the applicable Accounting Period or (2) TenThousand Dollars ($10,000.00) per Fiscal Year See agreement Justin MArino  Monthly Gary Bell Monthly split for GWI & GWII Eric Endicott Monthly split for GWI & GWII Eric Endicott Contact Begining date Contract End Date Monthly Contract Amount Non-assignable 8/1/2011 7/31/2012 $251,538.79  8/1/2012 7/31/2013 $256,546.29  8/1/2013 7/31/2014 $261,325.37  8/1/2011 7/31/2012 $1,196.97  7/1/2011 6/30/2012 $484.96  7/1/2011 6/30/2012 $378.88  6/1/2012 12/31/2012   1/1/2012 12/31/2012 $4,978.26  8/1/2011 7/31/2012 $212.17  5/31/2011 5/30/2014 $38.50  6/1/2012 5/31/2013 $271.62  8/1/2011 7/31/2013 $1,753.65  1/1/2012 12/31/2012 $451.22  8/1/2011 7/31/2012 $17,184.22  8/1/2011 7/31/2012 $2,670.31  8/1/2011 7/31/2012 $2,210.00  8/1/2012 7/31/2013 $17,498.38  8/1/2012 7/31/2013 $2,210.00  8/1/2012 7/31/2013 $2,409.33  8/1/2013 7/31/2014 $17,812.53  8/1/2013 7/31/2014 $2,210.00  8/1/2013 7/31/2014 $2,476.93  8/1/2011 7/31/2012 $460.06  8/1/2012 7/31/2013 $460.06  10/24/2011 12/31/2012 $92.01     2/1/2009 8/31/2019   11/21/2011 11/20/2016 $3,095.24  9/1/2011 12/31/2012 $60.00  9/1/2011 12/31/2012 330.00  Telephone Number Address (713) 409-8793 7324 Southwest Freeway, Suit 1400, Houston, Texas 77074 (713) 409-8793 7324 Southwest Freeway, Suit 1400, Houston, Texas 77074 (713) 409-8793 7324 Southwest Freeway, Suit 1400, Houston, Texas 77074 (713) 520-9873 7777 Parnell, Houston, Texas 77021 (281) 447-5503 P.O. Box 91537, Houston, Texas 77291 (281) 346-1400 P.O. Box 1113, Fulsher, Texas 77411 (281) 734-9138 P.O. Box 132432, The Woodlands, Texas 77393 (832) 375-0099 10555 Cossey Road, Houston, Texas 77070 (281) 561-9999 551 North Shepherd, Suit 220, Houston, Texas 77007 (713) 944-9094 751 Canyon Drive #100, Coppell, Texas 75019 (866) 632-5881 ext.228 P.O. Box 55504, Houston, Texas 77255 713-688-2435 9101 Jameel, Suit 140 Houston, Texas 77040 (281) 304-7190 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (713) 850-0287 2303 Nance, Houston, Texas 77020 (281) 497-5533 11195 Westheimer, Houston, Texas 77042   (713) 782-5055 10350 Richmond, Suit 100, Houston, Texas 77042 (713) 849-2191 14820 Tomball Parkway, Suit 190, Houston, Texas 77086 (281) 620-5416 1901 Afton Road, Houston, Texas 77055 (281) 620-5416 1901 Afton Road, Houston, Texas 77055 GRANITE WESTCHASE II   SERVICE CONTRACTS 10350 Richmond  Vendor  Type of Service ABM Security Services Security-On site ABM Security Services Security-On site ABM Security Services Security-On site Aluminum Maitenance Systems of Texas Metal refinishindg goors/elevators Aquatrol Services, Inc Water Manageent Ash Automated Control System LLC BAS Remove Support Energy & Waste Consultants, LLC Waste Consultant Evolve Customer Support LLc Generator PM’s Holders Pest Control Pest Control  Interactive ConTrols Incorporated Fire Alarm Monitoring King III of America, Inc N.A Elevator Monitoring Lawn Management Company, Inc, Exterior Lanscaping Piant Interscapess Inc Interior Landscaping Professional Janitorial Services of Houston, Inc Janitorial Services Professional Janitorial Services of Houston, Inc Janitorial Services Professional Janitorial Services of Houston, Inc Janitorial Services Professional Janitorial Services of Houston, Inc Janitorial Services Professional Janitorial Services of Houston, Inc Janitorial Services Professional Janitorial Services of Houston, Inc Janitorial Services Professional Janitorial Services of Houston, Inc Janitorial Services Professional Janitorial Services of Houston, Inc Janitorial Services Professional Janitorial Services of Houston, Inc Janitorial Services Professional Janitorial Services of Houston, Inc Garage Power Blowing Professional Janitorial Services of Houston, Inc Garage Power Blowing Sarah’s Florist Interior Landscaping Scodexho Services of Texas Food Service Facility Thyssenkrupp Elevator Corporation Elevator Maintenance Waste Management Trash removal-3 yard, Tues & Thursday Waste Management Trash removal-8 yard, M-F

EXHIBIT K

COMMISSION AGREEMENTS

GRANITE WESTCHASE I — COMMISSION AGREEMENTS

10370 Richmond Ave., Houston, TX  77042

1.              Amphora, Inc. — Studley, Inc.

2.              ARUP — NAI Houston

3.              BenefitMall Holdings, Inc. — Cushman & Wakefield of TX

4.              Calsep Inc. - CRESA

5.              Catapult Systems — Studley, Inc.

6.              Central Crude — Moody Rambin Interests

7.              Central Crude — NAI Houston

8.              Dun & Bradstreet — Cushman & Wakefield of TX

9.              Furmanite — Jackson & Cooksey

10.       General Datatech — CRESA

11.       Hitachi Consulting Corporation — Jones Lang LaSalle

12.       Icon NGS, LLC — Axis Tenant Advisors

13.       Interface EAP Inc. — Customized Real Estate Services

14.       JGC USA, Inc. — The Staubach Company

15.       Keyera Energy, Inc. — The Staubach Company

16.       L & T Infotech — Moody Rambin Interests

17.       Nommensen & Williams, PC — Boyd Commercial

18.       Oberbrecht Engineering — Caldwell Banker United

19.       Prometheus Energy — Jones Lang LaSalle

20.       Robert Half International Inc. — Grubb & Ellis

21.       Sedwick Claims Management Services — C B Richard Ellis

22.       SSP Offshore Services — NAI Houston

23.       The Guardian Life Insurance Company — C B Richard Ellis

24.       Tristream Energy — Grubb & Ellis

GRANITE WESTCHASE II — COMMISSION AGREEMENTS

10350 Richmond Ave., Houston, TX  77042

1.              Aveva, Inc. -  Jackson & Cooksey

2.              Malone & Bailey, Inc. - S.E. Covington & Company

3.              Neos Geosolutions — C B Richard Ellis, Inc.

4.              Petrobras America, Inc. — NAI Houston

5.              Precision Drilling Oilfield Services — CresaPartners

6.              Startex Title Company — Lester O. Lehman

7.              United States Fire Insurance Company — C B Richard Ellis, Inc.

EXHIBIT K-1

EXHIBIT L

FORM OF TENANT NOTICE LETTER

TENANT NOTICE OF SALE

                  , 2012

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Re:          Westchase I and Westchase II, 10370 AND 10350 Richmond Avenue, Houston, Texas (the “Property”)

Dear Tenant:

We are pleased to inform you that the above referenced Property has been acquired by FSP Westchase LLC, a Delaware limited liability company (“Buyer”).  All future communications and notices should now be directed, as applicable, to:

FSP Westchase LLC

c/o FSP Property Management LLC

401 Edgewater Place, Suite 200

Wakefield, MA 01880

Attn:       Asset Manager

Phone:     (781) 557-1300

Fax:          (781) 557-1348

with a copy to:                                                                                                               FSP Westchase LLC

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, MA 01880

Attn:    General Counsel

Phone:   (781) 557-1300

Fax:       (781) 246-2807

All future rent and other payments should now be directed and paid, as applicable, to:

FSP Westchase LLC

Mailing address:

Franklin Street Properties Corp.

PO Box 845086

Boston, MA  02284-5086

FedEx address:

Franklin Street Properties Corp.

EXHIBIT L-1

Citizens Bank

Lockbox Dept

20 Cabot Road

Medford, MA  02155-5086

Electronic Payment Instructions:

Citizens Bank

Boston, MA

ACH Routing #

Account #

Account Name:   Franklin Street Properties Corp.

Lastly, please notify your insurance carrier and have it change the name of the additional insured under any policies of insurance (required in your lease) to the following:  (1) FSP Westchase LLC; (2) Franklin Street Properties Corp.; and (3) FSP Property Management LLC, and each of their successors and assigns.  Once this is done, please deliver an updated certificate of insurance to Buyer.

Thank you for your cooperation, and feel free to call if you have any questions.

Very truly yours,

[SELLER]

FSP WESTCHASE LLC,
a Delaware limited liability company

By:
Name: George J. Carter
Title: President

EXHIBIT L-2

EXHIBIT M  SCHEDULE OF "FREE RENT" CREDIT Granite Westclaw I and II EXHIBIT M Abatements / Downtime Bldg Tenant Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Total Comments WCI Arup Rent 13,446.13 13,446.13 13,446.13 13,446.13 13,446.13 67,230.65 Lease Starts 1/1/13, Per OM include Nov,.Dec OpEx 7,423.89 7,423.89 7,423.89 7,423.89 7,423.89 37,119.45 WCI Furmanite - suite 950 Rent 9,998.83 9,998.83 OpEx 5,358.20 5,358.20 WCI Catapult Systems Rent 13,541.25 13,541.25 27,082.50 Abatement end 12/31/12 OpEx 8,233.08 8,233.08 16,466.16 WCI General Datatech Rent 4,201.83 4,201.83 8,403.66 OpEx. 2,251.69 2,251.69 4,503.38 WCI IADC - Suite 760  Rent 13,441.79 13,441.79 13,441.79 13,441.79 13,441.79 13,441.79 13441.79 94,092.53 OpEx 6,618.14 6,618.14 6,618.14 6,618.14 6,618.14 6,618.14 6,618.14 46,326.98 WCIIADC - Suite 770  Rent 10,825.58 10,825.58 10,825.58 10,825.58 10,825.58 10,825.58 10,825.58 75,779.06 OpEx. 5,330.02 5,330.02 5,330.02 5,330.02 5,330.02 5,330.02 5,330.02 37,310.14 WCI Prometheus Energy (34% abatement) Rent 3,480.07 3,480.07 parital Rent OpEx 1,921.46 1,921.46 parital Rent Total 435,073.07

EXHIBIT N

SCHEDULE OF LEASING COSTS

Granite Westchase I and II
As of Ocotober 4,2012

Outstanding TIs

WCI	Catapult Systems	$46,172	In Process
WCI	Vista Host Inc.	$52,049	$38,630 can be used as rent credit
WCI	Prometheus Energy	$0	Complete
WCI	Furmanite Corp.	$202,456	New Expansion signed , Currently bidding for TI
WCI	STV, Inv.	$25,423	May use as rent credit
WCI	Oilog, Inc.	$9,520	May use as rent credit
WCI	SSP Offshore	$78,759	May use $62,733 as rent credit after 10/31/12
WCI	Cotemar Int'l	$0	Complete
WCI	I.P. Bell	$8,872	
WCI	Calsep Inc.	$6,126	May use as rent credit
WCI	General Datatech	$9,377	May use as rent credit
WCI	Arup USA, Inc.	$289,409	New Lease signed , no TI contract exectued
WCII	Neos GeoSolutions	$19,243	
	Total	**$747,406**	

Outstanding Commissions

WCI	Catapult Systems Corp.	$433	Due to Outside broker
WCI	General Datatech, LP	$8,041	Due to Outside broker
WCI	Arup USA, Inc	$37,115	Due to Outside broker
WCI	Furmanite Corporation	$25,298	Due to Outside broker
	Total	**$70,887**	

Outstanding Rent Credit

Grand Total	**$1,587,525**

CONTRACT OF SALE – EXHIBIT N

 EXHIBIT N SCHEDULE OF LEASING COSTS $46,172 In Process $52.049 538.630 can be used as rent credit $0 Complete $202,456 New Expansion signed . Currently bidding for TI $25.423 May use as rent credit $9520 May use as rent credit $78,759 May use $62,733 as rent credit after 10/31/12 50 Complete $8,872 $6,126 May use as rent credit $9,377 May use as rent credit $289,409 New Lease signed , no TI contract exectued $19.243 $747,406 5433 Due to Outside broker $8.041 Due to Outside broker $37.115 Due to Outside broker $25.298 Due to Outside broker $70,887 $769,231 Rent Credit scheduled to start in August. However, tenant continued to pay rent. so credit remains open in full. $769,231 Grand Total Granite westchase I and II As of Ocotober 4, 2012 Outstanding TIs WCI Catapult Systems WCI Vista Host Inc. WCI Prometheus Energy WCI Furmanite Corp. WCI STV, Inv. WCI Oilog, Inc. WCI SSP Offshore WCI Cotemar Int’l WCI I.P. Bell WCI Calsep Inc. WCI General Datatech WCI Arup USA, Inc. WCII Neos GeoSolutions Total Outstanding Commissions WCI Catapult Systems Corp. WCI General Datatech,LP WCI Arup USA, Inc WCI Furmanite Corporation Total Outstanding Rent Credit WCII Precision Drilling  Total $1,587,525

FIRST AMENDMENT TO CONTRACT OF SALE

THIS FIRST AMENDMENT TO CONTRACT OF SALE (this “Amendment”) is made as of the 24th day of October, 2012 by and between GRANITE WESTCHASE PARTNERS, LTD., a Texas limited partnership, herein referred to as “Seller” and FSP WESTCHASE LLC, a Delaware limited liability company, herein referred to as “Purchaser.”

WITNESSETH

WHEREAS, Seller and Purchaser have entered into that certain Contract of Sale dated as of October 10, 2012 (the “Agreement”) with respect to property located at 10350 and 10370 Richmond Avenue, Houston, Texas, as such property is more fully described in the Agreement;

WHEREAS, Seller and Purchaser desire to amend the Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

1.              Definitions.  All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2.              Inspection Period.  The Inspection Period shall for all purposes under the Agreement expire at 6:00 p.m. (Central time) on October 24, 2012.

3.              Assignment of Contract.  In addition to the documents set forth in Section 13 of the Agreement, Seller and Purchaser shall enter into that certain Assignment of Construction Contract in the form attached as Exhibit A to this Amendment (the “Construction Contract Assignment”).  Purchaser shall execute and deliver the Construction Contract Assignment into escrow with the other document set forth in Section 13 of the Agreement on or prior to the Document Delivery Date.  At Closing, Seller shall execute and deliver the Construction Contract Assignment to Purchaser.

4.              Title Matters.  Reference is hereby made to that certain Commitment for Title Insurance issued by First American Title Insurance Company on October 18, 2012, as Commitment No. 1002-29361-RPT (the “Commitment”).  Purchaser hereby waives the Title Examination Period under the Agreement.  Seller agrees that it shall satisfy and/or cause the removal of the requirements and items set forth in items 1, 2, 4, 5, 6, 7 and 8 on Schedule C to the Commitment.  In accordance with the provisions of Section 12(i) of the Agreement, Seller shall cause the Title Company to issue to Purchaser, as Seller’s sole cost and expense, the Title Policy in the form of Exhibit B attached hereto; provided that the cost of the survey deletion, T-19.1, T-19.2 and access endorsements included on Exhibit B attached hereto shall be the responsibility of Purchaser.

5.              Purchaser’s Closing Obligations.  Section 13A of the Agreement is hereby amended and restated in its entirety to read as follows:

“Purchaser’s Closing Obligations.  On or before 10:00 AM (Central time) on the Closing Date, Purchaser shall pay to the Escrow Agent the

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balance of the Purchase Price not previously deposited with Escrow Agent as part of the Earnest Money Deposit or pursuant to Section 5(g) above, adjusted by the prorations and credits specified herein, plus any other funds required pursuant to the terms and provisions of this Contract, which will be sent by wire transfer of immediately available federal funds to the account designated by the Escrow Agent and must be available for disbursement no later than 12:00 PM (Central time) on the Closing Date.”

6.              Ratification; Counterparts.  Except as amended and modified hereby, the Agreement shall continue unmodified and in full force and effect and is hereby ratified and confirmed.  This Amendment may be executed in counterpart originals which, taken together, shall constitute a single original.  The parties agree that a faxed or emailed PDF signature of a party on this Amendment constitutes an original signature binding on that party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment on the day and year first written above.

Seller:

GRANITE WESTCHASE PARTNERS, LTD., a Texas limited partnership

By:	Westchase GPI, LLC, a Texas limited liability company, its general partner

By:	Granite Properties, Inc., a Delaware corporation, its manager

	By:	/s/ Sheryl C Trolani
	Name:	Sheryl C Trolani
	Title:	Senior Controller

Purchaser:

FSP WESTCHASE LLC, a Delaware limited liability company

By:	/s/ George J. Carter
Name: George J. Carter
Title: President

3

Exhibit A

Construction Contract Assignment

1

ASSIGNMENT OF CONSTRUCTION CONTRACT

THIS ASSIGNMENT OF CONSTRUCTION CONTRACT (this “Assignment”) is made and entered into this        day of                           , 2012, by and between GRANITE WESTCHASE PARTNERS, LTD., a Texas limited partnership (“Assignor”) and FSP WESTCHASE LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H

WHEREAS, that certain AIA Document A107-2007, Standard Form of Agreement Between Owner and Contractor for a Project of Limited Scope, dated October 10, 2012 a copy of which is annexed hereto as Exhibit “A” (the “Contract”), was made and entered into by and between Assignor, as owner, and Ruppel Millon LP dba Ruppel Construction, (the “Contractor”), as contractor, pertaining to that certain project known as Furmanite Expansion of Suite 950, in the office building located at 10370 Richmond Avenue, Houston, Texas 77042, such real property being more particularly described on Exhibit “B” annexed hereto (the “Property”); and

WHEREAS, Assignee is this day purchasing the Property; and

WHEREAS, in connection with Assignee’s purchase of the Property, Assignor desires to assign all right, title and interest in the Contract (the “Contract Rights”) to Assignee; and

WHEREAS, Assignee desires to accept said Contract Rights and assume the obligations thereunder.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows, to-wit:

1.                                       Assignor hereby assigns, transfers and conveys to Assignee all of its right, title, and interest in the Contract Rights.

2.                                       Assignee hereby accepts said assignment of the Contract Rights and hereby agrees to be expressly bound by the terms of the Contract and to assume all obligations thereunder.  By its signature below, Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from any loss, attorney’s fees, expenses, or claims arising out of, allegedly arising out of, or related to Assignor’s obligations under the Contract prior to the date of this Assignment.  Assignee will indemnity, defend, and hold harmless Assignor from any loss, attorney’s fees, expenses, or claims arising out of, allegedly arising out of, or related to Assignee’s failure to perform any of the obligations under the Contract on and after the date hereof.

3.                                       Contractor by its signature below consents to the assignment of the Contract to Assignee, and stipulates that (i) a true, correct and complete copy of the Contract is

2

attached as Exhibit A hereto, (ii) the sum of $                                 has been paid to Contractor as of the date hereof representing all amount payable under the Contract through the date hereof, (iii) $                               is remaining to be paid to Contractor pursuant to the Contract, and (iv) there is no default by Assignor under the Contract.

4.                                       This Assignment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

EXECUTED as of the day, month and year first above written.

ASSIGNOR:

GRANITE WESTCHASE PARTNERS, LTD, a Texas limited partnership

By: Westchase GPI, LLC, a Texas limited liability company, its general partner

By: Granite Properties, Inc., a Delaware corporation, its manager

By:
Name:
Title:

ASSIGNEE:

FSP WESTCHASE LLC, a Delaware limited liability company

By:
Name:
Title

3

JOINDER OF CONTRACTOR

Contractor acknowledges, and consents to, the assignment hereby made.

RUPPEL MILLON LP DBA RUPPEL CONSTRUCTION

By:
Name:
Title:
Tim Hamm, President

4

EXHIBIT “A”

The Contract

EXHIBIT “B”

The Property

Exhibit B

Proforma Title Policy

Owner’s Proforma

Owner’s Policy	Owner’s Policy of Title Insurance T-1 ISSUED BY First American Title Insurance Company POLICY NUMBER Proforma

Any notice of claim and any other notice or statement in writing required to be given the Company under this Policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation (the “Company”) insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.              Title being vested other than as stated in Schedule A.

2.              Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from:

(a)         A defect in the Title caused by:

(i)             forgery, fraud, undue influence, duress, incompetency, incapacity or impersonation;

(ii)          failure of any person or Entity to have authorized a transfer or conveyance;

(iii)       a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized or delivered;

(iv)      failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)         a document executed under a falsified, expired or otherwise invalid power of attorney;

(v)         a document not properly filed, recorded or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)   a defective judicial or administrative proceeding.

(b)         The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)          Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term “encroachment” includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

(d)         Any statutory or constitutional mechanic’s, contractor’s, or materialman’s lien for labor or materials having its inception on or before Date of Policy.

3.              Lack of good and indefeasible Title.

4.              No right of access to and from the Land.

(Covered Risks Continued on Page 2

In Witness Whereof, First American Title Insurance Company has caused its corporate name to be hereunto affixed by its authorized officers as of Date of Policy shown in Schedule A.

First American Title Insurance Company

/s/ Dennis J. Gilmore
Dennis J. Gilmore
President

/s/ Timothy Kemp
Timothy Kemp
Secretary

This jacket was created electronically and constitutes an original document

(This Policy is valid only when Schedules A and B are attached)

Owner’s Proforma

COVERED RISKS (Continued)

5.              The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting or relating to:

(a)         the occupancy, use or enjoyment of the Land;

(b)         the character, dimensions or location of any improvement erected on the Land;

(c)          subdivision of land; or

(d)         environmental protection

if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.              An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.              The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.              Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.              Title being vested other than as stated in Schedule A or being defective:

(a)         as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency or similar creditors’ rights laws; or

(b)         because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency or similar creditors’ rights laws by reason of the failure of its recording in the Public Records:

(i)             to be timely, or

(ii)          to impart notice of its existence to a purchaser for value or a judgment or lien creditor.

10.       Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys’ fees and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses that arise by reason of:

1.              (a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting or relating to:

(i)             the occupancy, use, or enjoyment of the Land;

(ii)          the character, dimensions or location of any improvement erected on the Land;

(iii)       subdivision of land; or

(iv)      environmental protection;

or the effect of any violation of these laws, ordinances or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.

(b)         Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.              Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.              Defects, liens, encumbrances, adverse claims or other matters:

(a)         created, suffered, assumed or agreed to by the Insured Claimant;

(b)         not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)          resulting in no loss or damage to the Insured Claimant;

(d)         attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or

(e)          resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.              Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that the transaction vesting the Title as shown in Schedule A, is:

(a)         a fraudulent conveyance or fraudulent transfer; or

(b)         a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.              Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

6.              The refusal of any person to purchase, lease or lend money on the estate or interest covered hereby in the land described in Schedule A because of Unmarketable Title.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Form T1-CA: Owner Policy of Title Insurance TLTA T1 File No.: 1002-29361-RTT

Owner’s Proforma

CONDITIONS

1.              DEFINITION OF TERMS.

The following terms when used in this policy mean:

(a)         “Amount of Insurance”: the amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)         “Date of Policy”: The date designated as “Date of Policy” in Schedule A.

(c)          “Entity”: A corporation, partnership, trust, limited liability company or other similar legal entity.

(d)         “Insured”: the Insured named in Schedule A.

(i)             The term “Insured” also includes:

(A)       successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives or next of kin;

(B)       successors to an Insured by dissolution, merger, consolidation, distribution or reorganization;

(C)       successors to an Insured by its conversion to another kind of Entity;

(D)       a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title;

(1)         If the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2)         If the grantee wholly owns the named Insured,

(3)         If the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)         If the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)          With regard to (A), (B), (C) and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)          “Insured Claimant”: an Insured claiming loss or damage.

(f)           “Knowledge”  or “Known”: actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)          “Land”: the land described in Schedule A, and affixed improvements that by law constitute real property. The term “Land” does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)         “Mortgage”: mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)             “Public Records”: records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), “Public Records” shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)            “Title”: the estate or interest described in Schedule A.

(k)         “Unmarketable Title”: Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease or lend if there is a contractual condition requiring the delivery of marketable title.

2.              CONTINUATION OF INSURANCE.

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.              NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT.

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) below, or (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company’s liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

When, after the Date of the Policy, the Insured notifies the Company as required herein of a lien, encumbrance, adverse claim or other defect in Title insured by this policy that is not excluded or excepted from the coverage of this policy, the Company shall promptly investigate the charge to determine whether the lien, encumbrance, adverse claim or defect or other matter is valid and not barred by law or statute. The Company shall notify the Insured in writing, within a reasonable time, of its determination as to the validity or invalidity of the Insured’s claim or charge under the policy. If the Company concludes that the lien, encumbrance, adverse claim or defect is not covered by this policy, or was otherwise addressed in the closing of the transaction in connection with which this policy was issued, the Company shall specifically advise the Insured of the reasons for its determination. If the Company concludes that the lien, encumbrance, adverse claim or defect is valid, the Company shall take one of the following actions: (i) institute the necessary proceedings to clear the lien, encumbrance, adverse claim or defect from the Title as insured; (ii) indemnify the Insured as provided in this policy; (iii) upon payment of appropriate premium and charges therefor, issue to the Insured Claimant or to a subsequent owner, mortgagee or holder of the estate or interest in the Land insured by this policy, a policy of

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

CONDITIONS (Continued)

title insurance without exception for the lien, encumbrance, adverse claim or defect, said policy to be in an amount equal to the current value of the Land or, if a mortgagee policy, the amount of the loan; (iv) indemnify another title insurance company in connection with its issuance of a policy(ies) of title insurance without exception for the lien, encumbrance, adverse claim or defect; (v) secure a release or other document discharging the lien, encumbrance, adverse claim or defect; or (vi) undertake a combination of (i) through (v) herein.

4.         PROOF OF LOSS.

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.         DEFENSE AND PROSECUTION OF ACTIONS.

(a)    Upon written request by the Insured, and subject to the options contained in Sections 3 and 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)    The Company shall have the right, in addition to the options contained in Sections 3 and 7, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)     Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction and it expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.

6.         DUTY OF INSURED CLAIMANT TO COOPERATE.

(a)    In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company’s expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company’s obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)    The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.         OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY.

In case of a claim under this policy, the Company shall have the following additional options:

(a)    To Pay or Tender Payment of the Amount of Insurance. To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys’ fees and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)    To Pay or Otherwise Settle With Parties Other than the Insured or With the Insured Claimant.

(i)   To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys’ fees and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

CONDITIONS (Continued)

obligated to pay; or

(ii)  to pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys’ fees and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay. Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company’s obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute or continue any litigation.

8.         DETERMINATION AND EXTENT OF LIABILITY.

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)    The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of:

(i)   the Amount of Insurance; or

(ii)  the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)    If the Company pursues its rights under Section 3 or 5 and is unsuccessful in establishing the Title, as insured,

(i)   the Amount of Insurance shall be increased by 10%, and

(ii)  the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)     In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys’ fees and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.         LIMITATION OF LIABILITY.

(a)    If the Company establishes the Title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the Land, all as insured, or takes action in accordance with Section 3 or 7, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)    In the event of any litigation, including litigation by the Company or with the Company’s consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)     The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.  REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY.

All payments under this policy, except payments made for costs, attorneys’ fees and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.  LIABILITY NONCUMULATIVE.

The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.  PAYMENT OF LOSS.

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.  RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT.

(a)    Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys’ fees and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)    The Company’s right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.  ARBITRATION.

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association (“Rules”). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured, unless the Insured is an individual person (as distinguished from an Entity). All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

CONDITIONS (Continued)

15.  LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT.

(a)    This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)    Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim, shall be restricted to this policy.

(c)     Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)    Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy or (iv) increase the Amount of Insurance. Each Commitment, endorsement or other form, or provision in the Schedules to this policy that refers to a term defined in Section 1 of the Conditions shall be deemed to refer to the term regardless of whether the term is capitalized in the Commitment, endorsement or other form, or Schedule. Each Commitment, endorsement or other form, or provision in the Schedules that refers to the Conditions and Stipulations shall be deemed to refer to the Conditions of this policy.

16.  SEVERABILITY.

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid and all other provisions shall remain in full force and effect.

17.  CHOICE OF LAW; FORUM.

(a)    Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured, and in interpreting and enforcing the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of laws principles to determine the applicable law.

(b)    Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.  NOTICES, WHERE SENT.

Any notice of claim and any other notice or statement in writing required to be given to the Company under this Policy must be given to the Company at First American Title Insurance Company, Attn: Claims National Intake Center, 1 First American Way, Santa Ana, California 92707. Phone: 888-632-1642.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

SCHEDULE A	Owner’s Policy of Title Insurance T-1 ISSUED BY First American Title Insurance Company POLICY NUMBER Proforma

Name and Address of Title Insurance Company:

First American Title Insurance Company, 1500 South Dairy Ashford, Suite 300, Houston, TX 77077.

File No.: 1002-29361-RTT

Date of Policy: Date and Time of Policy to be determined

Address for Reference only:, Houston, TX

Amount of Insurance: $154,750,000.00                                                                                                                       Premium: $

1.              Name of Insured:

FSP Westchase LLC, a Delaware limited liability company

2.              The estate or interest in the Land that is insured by this policy is:

Fee Simple

3.              Title is insured as vested in:

FSP Westchase LLC, a Delaware limited liability company

4.              The land referred to in this policy is described as follows:

See Exhibit A attached hereto and made a part hereof

By its issuing agent, Republic Title of Texas, Inc.

Authorized Signatory
2626 Howell Street, 10th Floor
Dallas, TX 75204
(214)855-8888
(214)754-7768

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

EXHIBIT “A”

A METES & BOUNDS DESCRIPTION OF A CERTAIN 6.4737 ACRE TRACT OF LAND OUT OF RESERVE “T” IN BLOCK 20 OF CORRECTIVE PLAT OF REPLAT AND EXTENSION OF WESTCHASE SUBDIVISION, SECTION ELEVEN ACCORDING TO THE PLAT THEREOF RECORDED UNDER VOLUME 270, PAGE 134 OF THE HARRIS COUNTY MAP RECORDS AND BEING ALL OF 3.5757 ACRES IN A DEED TO GRANITE WESTCHASE PARTNERS, LTD, AS RECORDED UNDER HARRIS COUNTY CLERK’S FILE NO. Y242922, AND ALL OF 2.898 ACRES IN A DEED TO GRANITE WESTCHASE PARTNERS, LTD, AS RECORDED UNDER HARRIS COUNTY CLERK’S FILE NO. Z496428 AND BEING OUT OF AND A PART OF A CALLED 6.5736 ACRE TRACT DESCRIBED IN A DEED TO ALDER PROPERTIES ASSOCIATES, L.P., AS RECORDED UNDER HARRIS COUNTY CLERK’S FILE NO. S719733, LOCATED IN THE GEORGE BELLOWS SURVEY, ABSTRACT NO. 3 AND THE I.E. WADE SURVEY, ABSTRACT NO. 855, HARRIS COUNTY, TEXAS; SAID 6.4737 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE EASTERLY RIGHT-OF-WAY LINE OF BELTWAY 8 (300-FOOT WIDE RIGHT-OF-WAY RECORDED UNDER VOLUME 270, PAGE 134, OF THE HARRIS COUNTY MAP RECORDS CALLED AS NORTH 02° 19’ 44” WEST);

BEGINNING AT ¾-INCH IRON ROD FOUND IN THE NORTHERLY RIGHT-OF-WAY LINE OF RICHMOND AVENUE (WIDTH VARIES AS RECORDED UNDER VOLUME 270, PAGE 134, OF THE HARRIS COUNTY MAP RECORDS) FOR THE SOUTHEAST CORNER OF A SAID 6.5736 ACRE TRACT AND SAID 2.898 ACRE TRACT, AND ALSO BEING THE MOST SOUTHERLY SOUTHWEST CORNER OF A CALLED 104.5260 ACRE TRACT DESCRIBED IN A DEED TO WEST 8 INVESTMENTS, L P., AS RECORDED UNDER HARRIS COUNTY CLERK’S FILE NO. T793763;

THENCE, NORTH 89° 39’ 36” WEST, ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID RICHMOND AVENUE COMMON TO THE SOUTHERLY LINE OF THIS HEREIN DESCRIBED TRACT, A DISTANCE OF 300.45 FEET TO A “X” SET IN CONCRETE FOR AN ANGLE POINT;

THENCE, NORTH 84° 24’ 45” WEST, CONTINUING ALONG SAID COMMON LINE, A DISTANCE OF 79.62 FEET TO A POINT FOR CORNER, FROM WHICH A FOUND TEXAS DEPARTMENT OF TRANSPORTATION MONUMENT BEARS SOUTH 37° EAST, A DISTANCE OF 0.27 FOOT;

THENCE, SOUTH 88° 16’ 30” WEST, CONTINUING ALONG SAID COMMON LINE, A DISTANCE OF 128.15 FEET TO A TEXAS DEPARTMENT OF TRANSPORTATION MONUMENT FOUND FOR CORNER;

THENCE, NORTH 85° 56’ 51” WEST, CONTINUING ALONG SAID COMMON LINE, A DISTANCE OF 34.23 FEET TO A TEXAS DEPARTMENT OF TRANSPORTATION MONUMENT FOUND FOR THE SOUTHERLY CUTBACK CORNER OF THIS HEREIN DESCRIBED TRACT;

THENCE, NORTH 47° 05’ 44” WEST, DEPARTING THE NORTHERLY LINE OF SAID RICHMOND AVENUE AND ALONG SAID CUTBACK LINE, A DISTANCE OF 78.71 FEET TO A 5/8-INCH IRON ROD (WITH CAP STAMPED “COTTON SURVEYING”) SET AT THE NORTHERLY CUTBACK CORNER IN THE EASTERLY RIGHT-OF-WAY LINE OF BELTWAY 8 (300 FOOT WIDE RIGHT-OF-WAY AS A RECORDER UNDER VOLUME 270, PAGE 134, OF THE HARRIS COUNTY MAP RECORDS);

THENCE, NORTH 08° 13’ 37” WEST, ALONG THE EASTERLY RIGHT-OF-WAY LINE OF SAID BELTWAY 8 COMMON TO THE WESTERLY LINE OF THIS HEREIN DESCRIBED TRACT, A DISTANCE OF 34.29 FEET TO A POINT FOR CORNER, FROM WHICH A TEXAS DEPARTMENT OF TRANSPORTATION MONUMENT BEARS NORTH 26° 09’ WEST, A DISTANCE OF 0.53 FOOT;

THENCE, NORTH 02° 19’ 44” WEST, CONTINUING ALONG SAID COMMON LINE, A DISTANCE OF 372.88 FEET TO A 5/8-INCH IRON ROD (WITH CAP STAMPED “CLARK/GEOGRAM”) FOUND AT THE NORTHWEST CORNER OF THIS HEREIN DESCRIBED TRACT, FROM WHICH A 5/8-INCH IRON ROD FOUND AT THE MOST WESTERLY

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

SOUTHWEST CORNER OF THE AFORESAID CALLED 104.5260 ACRE TRACT BEARS NORTH 15° 58’ EAST, A DISTANCE OF 1.67 FEET;

THENCE, NORTH 88° 25’ 57” EAST, DEPARTING THE EASTERLY RIGHT-OF-WAY LINE OF SAID BELTWAY 8 AND ALONG THE NORTHERLY LINE OF SAID CALLED 6.5736 ACRE TRACT, A DISTANCE OF 600.15 FEET TO A 5/8-INCH IRON ROD FOUND FOR THE NORTHEAST CORNER OF THIS HEREIN DESCRIBED TRACT;

THENCE, SOUTH 02° 19’ 44” EAST, ALONG THE EASTERLY LINE OF THIS HEREIN DESCRIBED TRACT, A DISTANCE OF 485.00 FEET TO THE POINT OF BEGINNING, CONTAINING 6.4737 ACRES OF LAND IN HARRIS COUNTY, TEXAS, AS SHOWN ON DRAWING NO. 6667 (OS) IN THE OFFICES OF COTTON SURVEYING COMPANY IN HOUSTON, TEXAS.

Note: The Company is prohibited from insuring the area or quantity of the land described herein. Any statement in the above legal description of the area or quantity of land is not a representation that such area or quantity is correct, but is made only for informational and/or identification purposes and does not override Item 2 of Schedule B hereof.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

SCHEDULE B	Owner’s Policy of Title Insurance T-1 ISSUED BY First American Title Insurance Company POLICY NUMBER Proforma

SCHEDULE B

Policy Number: Proforma

File No. 1002-29361-RTT

This policy does not insure against loss or damage (and the Company will not pay costs, attorney’s fees or expenses) that arise by reason of the terms and conditions of the leases and easements, if any, shown in Schedule A and the following matters:

1.         The following restrictive covenants of record itemized below:  (the Company must either insert specific recording data or delete this exception)

See Item 10 (a) below.

2.         shortages in area.

3.         Homestead or community property or survivorship rights, if any, of any spouse of any Insured.

4.         Any titles or rights asserted by anyone, including but not limited to, persons, the public, corporations, governments or other entities,

a.         to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or

b.         to lands beyond the line of the harbor or bulkhead lines as established or changed by any government, or

c.          to filled-in lands, or artificial islands, or

d.         to statutory water rights, including riparian rights, or

e.          to the area extending from the line of mean low tide to the line of vegetation, or the right of access to that area or easement along and across that area.

5.         Standby fees, taxes and assessments by any taxing authority for the year 2012, and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

6.         The following matters and all terms of the documents creating or offering evidence of the matters: (the Company must insert matters or delete this exception)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

a.         Any covenants, conditions or restrictions indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin are hereby deleted to the extent such covenants, conditions or restrictions violate 42 USC 3604 {c}. Restrictive covenants recorded in/under Volume 270, Page 134 of the Map Records of Harris County, Texas, and County Clerk’s File No(s). H130563, as amended under County Clerk’s File No(s). H794301, of the Official Records of Harris County, Texas.

b.         Rights of tenants, as tenants only, under unrecorded leases agreements without any right of first refusal, rights to purchase or othr similar rights.

c.          Building setback line 10 feet in width along the West and South property lines per plat recorded in Volume 270, Page 134, Harris County Map Records and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

d.         Harris County Flood Control District drainage ditch easement located along the northern portion of the property per instruments recorded in Volume 1719, Page 485 and Volume 1720, Page 473 of the Deed Records of Harris County, Texas and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

e.          An unobstructed easement ten (10) feet wide, together with an aerial easement ten (10) feet wide adjacent thereto, granted to Houston Lighting and Power Company by instrument recorded under Harris County Clerk’s File No. E627004 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

f.           An unobstructed easement ten (10) feet wide, together with an aerial easement ten (10) feet wide adjacent thereto, granted to Houston Lighting and Power, recorded under Harris County Clerk’s File No. F629701 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

g.          Ten foot (10’) wide underground facilities easement located along the southern portion of the property to Southwestern Bell Telephone Company recorded under Harris County Clerk’s File No.  G028786 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

h.         49.5 foot landscape setback line along the Western boundary of the property and 49.5 foot landscape setback line along the Southern boundary of the property contained in General warranty Deed recorded under Harris County Clerk’s File No. H130563 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

i.             Existing Five (5) foot easement and 10’ aerial easement along the East property line granted to Houston Lighting & Power Company as shown on Sketch No. W-81-4007 attached to instrument recorded under Harris County Clerk’s File No. H238789 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

j.            Thirty Foot (30’) x ten foot (10’) water meter easement located along the Southwestern portion of the property to the City of Houston recorded under Harris County Clerk’s File No. H267715 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

k.         Ten foot (10’) wide easement for electric distribution facilities and an unobstructed ground easement twenty-nine feet (29’) in length for transformer and related equipment purposes along the Western portion of the property to Houston Lighting & Power Company recorded under Harris County Clerk’s File No. H619415 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

l.             Consent to encroachment of paving, described in instrument recorded under Harris County Clerk’s File No. K045774 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

m.     Notice of Storm Water Quality Requirements dated October 31, 2006, recorded under Harris County Clerk’s File No. 20060168537.

n.         Easements granted to CenterPoint Energy Houston Electric, LLC and CenterPoint Energy Resources Corp., d/b/a Centerpoint Energy Texas Gas Operations by instrument recorded under Harris County Clerk’s File No. 20070104074 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

o.         Easements granted to CenterPoint Energy Houston Electric, LLC by instrument recorded under Harris County Clerk’s File No. 20070348879 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

p.         Ten foot (10’) x Thirty (30’) foot water meter easement located along the Southern portion of the property to the City of Houston recorded under Harris County Clerk’s File No. 20070222079 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

q.         Memorandum of Telecommunications Agreement dated August 22, 2007, by and between Granite Westchase Partners, Ltd. and Southwestern Bell Telephone Company recorded under Harris County Clerk’s File No. 20070529003.

r.            Short Form Blanket Easement granted to CenterPoint Energy Houston Electric, LLC by instrument recorded under Harris County Clerk’s File No. 20080046962 and as shown on the Survey prepared by Martin G. Hicks, RPLS No. 4387, of Cotton Surveying Company, under Job No. 2762-001, updated 10/08/2012.

s.           Terms, provisions, conditions, and easements contained in instrument recorded under Harris County Clerk’s File No. H130563.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

t.            Maintenance charge, and lien securing said charge, as set forth in Section 11 of the instrument recorded under Harris County Clerk’s File No(s). E241972, as amended by instrument recorded under Harris County Clerk’s File No. E389955.

u.         Undivided 1/8th royalty interest in oil, gas and other minerals described in instrument recorded in Volume 2103, Page 207, Deed Records of Harris County, Texas, and as affected by instrument recorded in Volume 2839, Page 407, Deed Records of Harris County, Texas.

v.         Undivided 1/8th royalty interest in oil, gas and other minerals described in instrument recorded in Volume 2103, Page 213, Deed Records of Harris County, Texas, and as affected by instrument recorded in Volume 2839, Page 407, Deed Records of Harris County, Texas.

w.       Undivided 1/4 royalty interest in oil, gas and other minerals described in instrument recorded in Volume 2103, Page 219, Deed Records of Harris County, Texas, and as affected by instrument recorded in Volume 2839, Page 407, Deed Records of Harris County, Texas.

x.         Section 14 of the Conditions of this Policy is hereby deleted.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

RESTRICTIONS, ENCROACHMENTS, MINERALS - OWNER POLICY ENDORSEMENT (T-19.1)

Issued by

First American Title Insurance Company

Attached to Policy No.: Proforma

File No.: 1002-29361-RTT

The Company insures against loss or damage sustained by the Insured by reason of:

1.                   The existence, at Date of Policy, of any of the following unless expressly excepted in Schedule B:

a.         Present violations on the Land of any enforceable covenants, conditions, or restrictions, or any existing improvements on the Land that violate any building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

b.         Any instrument referred to in Schedule B as containing covenants, conditions, or restrictions on the Land that, in addition, (i) establishes an easement on the Land, (ii) provides for an option to purchase, a right of first refusal, or the prior approval of a future purchaser or occupant, or (iii) provides a right of reentry, possibility of reverter, or right of forfeiture because of violations on the Land of any enforceable covenants, conditions, or restrictions.

c.          Any encroachment of existing improvements located on the Land onto adjoining land, or any encroachment onto the Land of existing improvements located on adjoining land.

d.         Any encroachment of existing improvements located on the Land onto that portion of the Land subject to any easement excepted in Schedule B.

e.          Any notices of violation of covenants, conditions, or restrictions relating to environmental protection recorded or filed in the Public Records.

2.                   Damage to existing buildings that are located on or encroach upon that portion of the Land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved.

3.                   Damage to improvements (excluding lawns, shrubbery, or trees) located on the Land on or after Date of Policy resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals excepted from the description of the Land or excepted in Schedule B.

4.                   Any final court order or judgment requiring the removal from any land adjoining the Land of any encroachment, other than fences, landscaping, or driveways, excepted in Schedule B.

5.                   Any final court order or judgment denying the right to maintain any existing building on the Land because of any violation of covenants, conditions, or restrictions, or building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

Wherever in this endorsement the words “covenants, conditions, or restrictions” appear, they do not include the terms, covenants, conditions, or limitations contained in an instrument creating a lease.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

As used in paragraphs 1.a. and 5, the words “covenants, conditions, or restrictions” do not include any covenants, conditions, or restrictions (a) relating to obligations of any type to perform maintenance, repair, or remediation on the Land, or (b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances, except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded or filed in the Public Records at Date of Policy and is not excepted in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

First American Title Insurance Company

/s/ Dennis J. Gilmore	/s/ Timothy Kemp
Dennis J. Gilmore	Timothy Kemp
President	Secretary

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

MINERALS AND SURFACE DAMAGE
ENDORSEMENT (T-19.2)

Issued by

First American Title Insurance Company

Herein called the Company

Attached to Policy No.: Proforma

File No.: 1002-29361-RTT

Applies to Parcel(s): All

The Company insures the insured against loss which the insured shall sustain by reason of damage to improvements (excluding lawns, shrubbery, or trees) located on the Land on or after Date of Policy resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of coal, lignite, oil, gas or other minerals excepted or excluded on Schedule A, Item 2 or excepted in Schedule B. This endorsement does not insure against loss resulting from subsidence.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

First American Title Insurance Company

/s/ Dennis J. Gilmore	/s/ Timothy Kemp
Dennis J. Gilmore	Timothy Kemp
President	Secretary

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

ACCESS ENDORSEMENT (T-23)

Issued by

First American Title Insurance Company

Attached to Policy No.: Proforma

File No.: 1002-29361-RTT

Issued by First American Title Insurance Company herein called the company

The Company insures against loss or damage sustained by the insured if, at Date of Policy: (i) the land does not abut and have both actual vehicular and pedestrian access to and from Richmond Avenue and Beltway 8 (the “Street”), or (ii) the street is not physically open.

This endorsement is made a part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

First American Title Insurance Company

/s/ Dennis J. Gilmore	/s/ Timothy Kemp
Dennis J. Gilmore	Timothy Kemp
President	Secretary

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

Owner’s Proforma

IMPORTANT NOTICE	AVISO IMPORTANTE
To obtain information or make a complaint:	Para obtener informacion o para someter una queja:

You may call First American Title Insurance Company’s	Usted puede llamar al numero de telefono gratis de First
toll-free telephone number for information or to make a	American Title Insurance Company’s para informacion o
complaint at:	para someter una queja al:
1-888-632-1642	1-888-632-1642

You may also write to First American Title Insurance	Usted tambien puede escribir a First American Title
Company at:	Insurance Company:

1 First American Way	1 First American Way
Santa Ana, California 92707	Santa Ana, California 92707

You may contact the Texas Department of Insurance to	Puede comunicarse con el Departamento de Seguros de
obtain information on companies, coverages, rights or	Texas para obtener informacion acerca de companias,
complaints at:	coberturas, derechos o quejas al:

1-800-252-3439	1-800-252-3439

You may write the Texas Department of Insurance:	Puede escribir al Departamento de Seguros de Texas:

P.O. Box 149104	P.O. Box 149104
Austin, TX 78714-9104	Austin, TX 78714-9104
Fax: (512) 475-1771	Fax: (512) 475-1771
Web: http://www.tdi.state.tx.us	Web: http://www.tdi.state.tx.us
E-mail: ConsumerProtection@tdi.state.tx.us	E-mail: ConsumerProtection@tdi.state.tx.us

PREMIUM OR CLAIM DISPUTES:	DISPUTAS SOBRE PRIMAS O RECLAMOS:
Should you have a dispute concerning your premium or	Si tiene una disputa concerniente a su prima o a un
about a claim you should contact First American Title	reclamo, debe comunicarse con el First American Title
Insurance Company first. If the dispute is not resolved, you	Insurance Company primero. Si no se resuelve la disputa,
may contact the Texas Department of Insurance.	puede entonces comunicarse con el departamento (TDI).

ATTACH THIS NOTICE TO YOUR POLICY:	UNA ESTE AVISO A SU POLIZA:
This notice is for information only and does not become a	Este aviso es solo para proposito de informacion y no se
part or condition of the attached document.	convierte en parte o condicion del documento adjunto.

Form 50-TXNOTICE (11-1-09)	Mandatory Complaint Notice (11-1-09)
Texas

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on the appropriate forms of the Company.

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